UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Registrant’s telephone number, including area code:  800-325-3539

Date of fiscal year end:  December 31, 2014

Date of reporting period:  December 31, 2014

Item 1.  Report to Stockholders.

TABLE OF CONTENTS

Letter to Shareholders	1
Money Market Fund	4
Total Return Bond Fund	6
Quantex FundTM	8
Muirfield Fund®	10
Balanced Fund	12
Dynamic Growth Fund	14
Aggressive Growth Fund	16
Strategic Growth Fund	18
Utilities and Infrastructure Fund	20
Shareholder Expense Analysis	22
Disclosures	23
Fund Holdings & Financial Statements	24

Our Mission Statement

Every day, our mission is to exceed, with integrity, passion, and discipline, the expectations of our clients’ overall investment experience.
Core Values

Integrity
We hold ourselves to the highest standards, acting ethically, honestly, and with the best interests of our clients in mind.

Passion
We take pride in our work and believe in our strategies and our people.

Discipline
We employ proven processes in our pursuit for exceptional results and distinguished service.

Results
We are committed to accomplishing the goals of our clients and ourselves through responsible, diligent strategies.

Excellence
We strive to exceed expectations in everything we do and seek innovative ways to solve problems and capitalize on opportunities.

LETTER TO SHAREHOLDERS December 31, 2014

During the opening months of 2014, a sharp drop-off in the pace of economic data sparked concern among some investors that a swoon was underway, while others maintained that the setback was temporary due to the impact of adverse weather conditions. Given the strong rebound in various economic reports received during the second quarter, it appears that those in the latter camp were correct. The year ended with elevated levels of volatility across numerous asset classes. While the S&P 500 Index managed a gain of 4.93% for the 4th quarter, the Index declined as much as 10% from its peak during October. Although that is the steepest decline that the S&P 500 has experienced since 2012, the loss paled in comparison to falling oil prices. Due primarily to a surge in supply, oil fell by 49% in the second half of 2014 to end the year around $53 per barrel. The price of gasoline tumbled as well, with the national average price coming in at $2.24 per gallon at year end compared to $3.67 on June 30th. While we expect the decline in gas to provide a boost to consumers going into 2015, we would like to highlight the positive news on the economic front throughout the year as well.

The unemployment rate now sits at 5.6%, and follows stronger than expected job creation in December. In fact, the U.S. added 2.95 million jobs in 2014, which was the strongest year for job creation since 1999. Reflecting the improving labor market conditions, the Conference Board’s measure of consumer confidence has recovered to levels last seen in 2007. Additionally, third quarter GDP was revised higher than expected, and grew by 5.0% from the prior quarter. This was the largest increase in quarterly GDP in over 10 years and stands in stark contrast to the first quarter of 2014 which saw a decline of 2.9%.

The S&P 500’s gains in the fourth quarter punctuated another strong year for the stock market, with a 13.69% gain overall as well as more record highs. While large-cap stocks fared well for the year, smaller company stocks and international markets struggled to keep pace. The Russell 2000 Index of small-cap stocks was up only 4.89% for the year, while the developed international and emerging market indexes actually fell by 4.90% and 2.19%, respectively. The fixed-income market benefited from falling yields, with the Barclays US Aggregate Bond Index up 5.97% for 2014.

The year was highlighted by several milestones and achievements for Meeder Investment Management as well, which marked the 40th year serving our clients. We have continued to expand and add new relationships with our clients across both the public and private sector, which has led our assets under management, advisement, or administration to increase to over $8.5 billion as of December 31, 2014. Our team of associates has grown as well, including the addition of two Portfolio Managers in 2014 who have both earned the CFA® designation. We are also proud of the investment results we achieved in 2014, where four of eight variable mutual funds finished in the top third of their Morningstar peer group.

Additionally, we are pleased with the performance of our Funds on a longer-term basis. The Muirfield Fund® is in the top percentile for tactical allocation funds in the country on both a 3- and 5-year basis, while the Quantex Fund™ is in the 19th, 20th, and 10th percentile of mid-cap value funds on 3-, 5-, and 10-year basis according to Morningstar. The Balanced Fund, which is also categorized in the tactical allocation category, placed in the top 10% of its peer group over the past year, and is in the fourth percentile on a 3-year basis based on Morningstar as well. Finally, the retail class of the Money Market Fund finished the year as the top rated fund in the country on a 1- and 3-year basis according to Lipper.

Perhaps most importantly, we continued to update and evolve the quantitative investment models that are utilized in our decision-making process throughout 2014. Our investment philosophy is built on the foundation of a multi-disciplined/multi-factor method, where we construct our Funds by using a “weight of the evidence” approach that evaluates trend/technical factors, interest rate/macroeconomic factors, and valuation/fundamental metrics. Our proprietary investment models are incorporated throughout the decision-making process, from determining the risk/reward relationship of the stock market to which securities are most attractive for investment. In 2014, we

2014 Annual Report | December 31, 2014	Page 1

revisited and enhanced numerous investment models, reflecting the dynamic and ever-changing nature of the capital markets.

We believe the dynamic characteristics of the capital markets necessitate the evaluation of a wide range of factors. Just as 2014 presented a number of challenges for investors, we believe 2015 will certainly be no different. For instance, while domestic stock valuations are slowly becoming expensive on an absolute basis, how do they appear when considering the inflationary and interest rate backdrop? Many international stock markets are becoming attractively valued, but how does the diverging paths of global monetary policy impact currency relationships and domestic investor returns? The Federal Reserve may be ready to raise interest rates in 2015, but what does the steepness of the yield curve say for stock returns going forward?

It is the answer to these questions and more that will determine investor outcomes for the year ahead. To address these questions, we have developed a list of primary factors and themes to monitor in 2015 that includes stock market valuations, interest rates, inflation, energy prices and the stabilization of international markets.

Stock market valuations remain a key concern for investors as we enter 2015. However, as we have noted frequently in the past, stock valuations remain somewhat attractive when considering the low inflation and interest rate backdrop. Regarding interest rates, the Fed is widely expected to raise the fed funds rate for the first time in nine years, which is leading to concerns that the economic recovery could be derailed and result in losses for bond investors. While 2015 will likely experience the first Fed rate hike, there are other factors that may limit how quickly the Fed tightens from that point. Although the labor market is improving, inflation remains exceptionally low and could see further downside pressure due to the pullback in commodity prices, most notably in the price of oil. As a result, inflation expectations and energy prices will be key variables to monitor throughout 2015 in order to anticipate the path of tighter monetary policy. Finally, international markets continued to struggle in 2014 due to decelerating growth in emerging markets and signs of deflation in Europe. We will closely follow our quantitative investment model in the year ahead to determine the stability of capital markets.

Robert S. Meeder
President
Meeder Funds®
December 31, 2014

Page 2	2014 Annual Report | December 31, 2014

2014 Annual Report Fund Summaries

Money Market Fund

The Meeder Money Market Fund enjoyed continued success versus the competition in 2014, with both the retail and institutional share classes ranking among the top general purpose money market funds in the country. Consistency continues to be extremely important when managing the Fund as it has been in the top 10% of all general purpose money market funds since its inception in 1985.

The Money Market Fund industry continued to be mired in a challenging market environment during 2014. The main driver behind this was the reluctance of The Federal Reserve Open Market Committee (FOMC) to move from its policy stance of a historically low policy rate. The target rate remained locked at 0.00-0.25% for the whole year and has been unchanged since it was first implemented in December 2008. Other events facing the industry during the year were regulatory pressures, and inconsistent global economic conditions. The former came to fruition in July as the U.S. Securities and Exchange Commission adopted enhanced guidelines in an effort to improve risk controls throughout the industry. The main components included the potential for new variable NAV pricing coupled with liquidity buffers. Finally, global economic data from Europe to Asia seemed to keep investors debating whether conditions were pointing to improvement or not. In the end, the yields of money market investments were constrained for most of the year with limited opportunities. The Fund realized most of its benefit from a mix of eligible products and term structures which provided the flexibility to act on opportunities as they became available.

During 2014, we maintained a weighted average maturity that was below that of our peers. Holdings in the Fund remained allocated toward investments with superior credit quality, as we believed the risk and reward relationship favored this position. Our sector allocation favored an overweight in high-quality liquid investments and short-term investment grade corporate debt. At the end of 2014, the Fund’s composition was as follows: 42% other money market funds, 15% repurchase agreements, 12% corporate obligations, 12% certificates of deposit, 10% U.S. government agency, and 9% bank obligations. As we completed 2014, our belief was that the Fund should be positioned to maintain its strong performance if the challenging environment persists. As we continuously monitor the markets and our strategy, we will remain vigilant and keep in mind the best interests of our shareholders.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Money Market Fund - Retail Class Expense Ratios+: Audited Net 0.16% Gross 0.90%	0.06%	0.08%	0.11%	1.62%	3/27/85
Current & Effective Yields*	7-day Compound: 0.08% 7-day Simple: 0.08%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.02%	1.45%	3/31/85

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Money Market Fund - Institutional Class Expense Ratios+: Audited Net 0.10% Gross 0.71%	0.11%	0.14%	0.18%	1.72%	12/28/04
Current & Effective Yields*	7-day Compound: 0.14% 7-day Simple: 0.14%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.02%	1.47%	12/31/04

Top 10 Holdings
as of December 31, 2014
1.	Fidelity Institutional Money Market Portfolio	42.3%
2.	FICA Bank Deposit Program (StoneCastle)	7.4%
3.	GX Clarke Repo, 0.26%, 01/05/2015	4.9%
4.	GX Clarke Repo, 0.18%, 01/02/2015	4.9%
5.	GX Clarke Repo, 0.26%, 01/06/2015	4.9%
6.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.45%	4.9%
7.	Federal Home Loan Bank, 0.22%, 10/07/2015	2.5%
8.	Federal Farm Credit Bank, 0.20%, 8/03/2015	2.5%
9.	Royal Bank of Canada, 0.23%, 6/10/2015	2.5%
10.	Federal Farm Credit Bank, 0.13%, 2/23/2015	2.5%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of the Money Market Fund during the periods shown above. Investments in the Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 5

Total Return Bond Fund

The Meeder Total Return Bond Fund returned 1.78% for the year ended December 31, 2014. The Fund’s benchmark, the Barclays US Aggregate Bond Index, returned 5.97% over the aforementioned time period. The main drivers contributing to the performance differential were the Fund duration and underweight allocation to U.S. Government securities versus that of the benchmark.

At the beginning of the year, a majority of strategists/economists were of the belief that 2014 was the year interest rates would finally rise. The stage was set. The FOMC had instituted tapering of its bond purchase program, widely referred to as Quantitative Easing. Economic data points here in the U.S. which targeted employment remained consistent. Growth prospects for the economy were anticipated to be building momentum after a first quarter weather related setback. Economies of developed countries around the world, while not necessarily stable were dabbling with accommodative discussions in an effort to support their domestic well-being. But despite all the building blocks and positive tones, market sentiment gravitated in the opposite direction. The long end of the U.S. Treasury yield curve, the 30-year bond, appreciated in price causing a significant flattening of the yield curve (the yield difference between two points on the yield curve). The difference in yield between the 30-year bond and the 10-year note actually reached levels not seen since 2009. By the end of the year, the yield on the 30-year bond had declined by over 100 basis points.

For the Total Return Bond Fund, 2014 was a tale of two halves. The first half of the year the Fund slightly underperformed the benchmark despite maintaining a significantly lower allocation to U.S. Government securities and managing the portfolio to a lower average duration. The Fund had a greater allocation to credit sensitive sectors including corporate bonds and emerging market bonds. Being invested in these sectors assisted the Fund in its ability to maintain pace with the benchmark index. What detracted most from performance in the first half of the year was the Fund’s average duration, which was approximately 3.5 years while the benchmark was approximately 5.5 years.

During the second half of the year, the Fund’s underperformance versus the benchmark index escalated in response to two specific events. Volatility increased during the third quarter as credit spreads began to widen in response to geopolitical events which had been building in Eastern Europe and the Middle East. After the shock from the initial news headlines wore off, investors made moves to resume activity in credit sensitive sectors. But this was not the last we would hear of this volatility. Later in the year credit spreads widened again, with a greater ferocity. Before the end of September, geopolitical uneasiness began to penetrate the headlines again. Credit sensitive sectors again realized a widening of yield spreads versus U.S. Treasury securities. Finally, as talk of global economic uncertainty began to gain traction another perpetrator introduced itself to the markets – oil. By the end of the year oil had dropped by more than half with sources claiming oversupply and the lack of conviction from interested sovereigns to intervene and reduce production. Credit sectors again were at the mercy of excessive selling pressure. In the last quarter of the year, longer dated U.S. Treasury securities realized their greatest gain in price, dropping yields close to historical lows. As a result, the majority of performance differential of the Fund versus the benchmark was realized in the second half of 2014. Finally, at times throughout the year we incorporated the use of derivatives in the Fund, such as US Treasury futures, in order to manage the duration of the Fund. Our use of US Treasury futures during the year had a slight positive impact on the Fund’s performance.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	Since Inception	Inception Date
Total Return Bond Fund Expense Ratios+: Audited Net 0.99% Gross 1.53%	1.78%	3.50%	2.82%	6/30/11
Barclays US Aggregate Bond Index	5.97%	2.66%	3.67%	6/30/11

The Growth of $10,000 chart compares the Total Return Bond Fund’s value to the Barclays US Aggregate Bond Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from June 30, 2011 to December 31, 2014. An understanding of the differences between the Fund and this index is important. The index is a hypothetical unmanaged index that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Federated Bond Fund	6.9%
2.	Fidelity® Capital & Income Fund	6.7%
3.	DoubleLine Total Return Bond Fund	6.6%
4.	Sentinel Total Return Bond Fund	6.4%
5.	Vanguard Total Bond Market ETF	6.3%
6.	Putnam Absolute Return 300 Fund	6.2%
7.	AllianceBernstein High Income Fund	5.7%
8.	Prudential Total Return Bond Fund	5.7%
9.	Thompson Bond Fund	5.5%
10.	iShares JPMorgan USD Emerging Markets Bond Fund	5.4%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Total Return Bond Fund during the periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 7

Quantex Fund™

The Meeder Quantex Fund™ returned 9.48% for the year ended December 31, 2014. For the same time period, the S&P MidCap 400 and Russell 2000 Indexes returned 9.77% and 4.89%, respectively. In addition to the 1-year period, the Quantex Fund™ outperformed the Russell 2000 Index for the 3- and 5-year periods ending December 31, 2014. It also outperformed the S&P MidCap 400 Index on a 3-year period and slightly lagged on a 5-year period ending December 31, 2014. We utilized rankings from our quantitative financial model to determine which securities were to be held in the Fund at the beginning of each year. Relative to the S&P MidCap 400 Index, stock selection within the industrials sector provided the greatest benefit to the Fund, with stock selection in the information technology sector having benefited performance as well. With the drastic drop in oil prices, it is not a surprise the largest detractor from performance was our sector overweight in energy. In addition, stock selection within the consumer staples sector detracted from performance. Stock selection in the utilities sector also contributed to performance, while our underweight allocation to financials detracted from relative returns. For the full year 2014, many stocks contributed positively to the performance of the Fund. The top performing stock for the year was Electronic Arts, which was up 105%. Other top performers for the year included Edwards Lifesciences (up 93%) and Frontier Communications (up 54%). The largest detractors from performance during the year were Cliff’s Natural Resources (down 72%), Peabody Energy (down 59%), and Denbury Resources (down 49%).

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	4/30/05 – 12/31/14[2]	10 Year	Inception Date
Quantex Fund™ Expense Ratios+: Audited Net 1.44% Gross 1.94%	9.48%	21.91%	16.46%	10.65%	9.66%	3/20/85
Blended Index[1]	7.35%	19.62%	16.06%	9.98%	8.78%	3/31/85
Russell 2000 Index	4.89%	19.21%	15.55%	9.28%	7.77%	3/31/85
S&P MidCap 400 Index	9.77%	19.99%	16.54%	10.67%	9.71%	3/31/85

Sector Concentration
as of December 31, 2014
1.	Consumer Discretionary	18.5%
2.	Financials	14.1%
3.	Industrials	11.8%
4.	Materials	10.2%
5.	Information Technology	10.0%
6.	Healthcare	9.6%
7.	Utilities	7.6%
8.	Energy	5.5%
9.	Telecommunication Services	2.1%
10.	Consumer Staples	1.4%
11.	Other	9.2%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the value of the Quantex Fund™ to the S&P MidCap 400 Index and the Russell 2000 Index, the Fund’s broad-based benchmarks, and to the Blended Index, which consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2004 to December 31, 2014. An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Electronic Arts, Inc.	1.7%
2.	Edwards Lifesciences Corp.	1.6%
3.	Hospira, Inc.	1.2%
4.	Apartment Investment & Management Company	1.2%
5.	Frontier Communications Corp.	1.2%
6.	F5 Networks, Inc.	1.2%
7.	Integrys Energy Group, Inc.	1.2%
8.	Macerich Co.	1.2%
9.	Pepco Holdings, Inc.	1.2%
10.	Robert Half International, Inc.	1.1%

As a percentage of total net assets.

The Adviser has contractually agreed to reduce its management fee by 0.25%. This agreement may be terminated by the Adviser after April 30, 2015.
+ The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 9

Muirfield Fund®

The Meeder Muirfield Fund® returned 12.12% for the year ended December 31, 2014 compared to the Fund’s Blended Index return of 8.08% and S&P 500 Index return of 13.69%. We entered 2014 fully invested in the equity markets following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. Throughout the year we opportunistically took minor defensive positions. However, none of these positions exceeded 10% at any given moment.

During the first quarter, we maintained our exposure to value investments and were overweight the healthcare, technology, and consumer discretionary sectors. In addition, we were underweight consumer staples, telecom, and utilities. We also maintained exposure to mid- and small-cap investments, which had mixed results on our relative performance. Security selection in the technology sector was the most profitable for the Fund whereas security selection in the healthcare sector detracted the most from performance. We initiated a position in developed international markets following output from our investment model toward the tail end of the quarter, and continued to build this position into the next couple months.

As the second quarter progressed, our investment model continued its preference for international investments which was driven by a combination of currency, valuation, and momentum factors. While emerging markets kept pace with domestic, our allocation to developed foreign markets hindered performance relative to the S&P 500 Index. In addition, our underweight to the industrials sector contributed positively to performance, while stock selection in the financials sector benefited performance as well. Overall stock selection in the healthcare sector was the largest detractor from relative performance. Our most additive stock to performance for the quarter was Hillshire Brands.

During the third quarter, we continued to focus on growth sectors, including the consumer discretionary, healthcare, and technology sectors. While we continued to hold emerging markets from the previous quarter, we eliminated this position by the end of September. Relative to the S&P 500 Index, our overall sector positioning benefited performance with the strongest contribution coming from our underweight to industrials and energy. Overall, our stock selection detracted from performance although this was largely influenced by our picks within the consumer discretionary and financial sectors. Combating the underperforming picks in these sectors were beneficial picks in the consumer staple, energy, healthcare, and industrial sectors. Overall, our best performing stock for the quarter was United Therapeutics, while Aaron’s Inc. was our worst performing stock.

We entered the fourth quarter with a slight tilt to large-cap securities. Toward the end of the quarter we began to move some of this allocation more toward small-cap stocks as momentum factors shifted. Throughout the quarter we were essentially fully invested which transpired from a modest allocation to cash during the prior quarter. We continued to remain focused on the consumer discretionary, technology, and healthcare sectors. Throughout the quarter, our increasing exposure to small- and mid-capitalization stocks paralleled the improvement in our investment model. Regarding relative performance, our underweight to the energy sector contributed most favorably from an allocation standpoint, while our stock choices within the technology sector generated the largest outperformance from a security selection standpoint. The largest detractor from performance for the quarter was Intercept Pharmaceuticals, while the largest individual contributors to relative performance were IBM and Becton Dickinson. The best performing held position for the period was Delta Air Lines.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions as well as manage the equity exposure of the Fund. With regard to equitizing cash positions, these derivatives are designed to track the respective stock index, so there was no discernible impact to the Fund’s relative performance. With regard to managing the Fund’s equity exposure, the use of stock index futures had a slight negative impact on the performance of the Fund relative to the S&P 500 Index during 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Muirfield Fund® Expense Ratios+: Audited Net 1.22% Gross 1.62%	12.12%	18.02%	11.35%	5.87%	8/10/88
Blended Index[3]	8.08%	12.03%	9.36%	5.48%	7/31/88
S&P 500 Index	13.69%	20.41%	15.45%	7.67%	7/31/88

Sector Concentration
as of December 31, 2014
1.	Information Technology	18.9%
2.	Healthcare	11.6%
3.	Consumer Discretionary	9.6%
4.	Financials	9.2%
5.	Industrials	8.3%
6.	Consumer Staples	7.5%
7.	Energy	3.1%
8.	Telecommunication Services	1.1%
9.	Materials	1.0%
10.	Utilities	0.6%
11.	Other	29.1%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the value of the Muirfield Fund® to the S&P 500 Index, the Fund’s broad-based benchmark, and to an index composed of 60% of the S&P 500 Index and 40% of 90-day T-bills. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2004 to December 31, 2014. An understanding of the differences between the Fund and these benchmarks is important. The benchmark indices are hypothetical unmanaged indices of common stocks and 90-day T-bills that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Apple, Inc.	2.7%
2.	Intel Corp.	1.7%
3.	Oracle Corp.	1.6%
4.	Berkshire Hathaway, Inc.	1.6%
5.	Hewlett-Packard Co.	1.5%
6.	Exxon Mobil Corp.	1.4%
7.	Johnson & Johnson	1.3%
8.	American International Group, Inc.	1.2%
9.	Archer-Daniels Midland Co.	1.2%
10.	CVS Health Corp.	1.1%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Muirfield Fund® during the periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 11

Balanced Fund

The Meeder Balanced Fund returned 8.61% for the year ended December 31, 2014 compared to the Blended Index (4) return of 6.57%, the Blended Index (5) return of 7.49%, and the S&P 500 Index return of 13.69%. We entered 2014 fully invested in the stock market following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. Throughout the year we opportunistically took minor defensive positions. However, none of these positions exceeded 7% at any given moment and the Fund remained essentially fully invested throughout the year.

During the first quarter, we were overweight the healthcare, technology, and consumer discretionary sectors. In addition, we were underweight consumer staples, telecom, and utilities. Security selection in the technology sector was the most profitable for the Fund whereas security selection in the healthcare sector detracted the most from performance. We initiated a position in developed international markets following output from our investment model toward the tail end of the first quarter, and continued to build this position into the next quarter.

Our model preference for international investments was driven by a combination of currency, valuation, and momentum factors. Our allocation to developed foreign markets hindered performance relative to the S&P 500 Index during the second quarter. In addition, our underweight to the industrials sector contributed positively to performance, while stock selection in the financials sector benefited performance as well. Overall stock selection in the healthcare sector was the largest detractor from relative performance.

During the third quarter, we continued to focus on growth sectors inclusive of consumer discretionary, healthcare, and technology. While we continued to hold emerging markets from the second quarter, we eliminated this position by the end of September. Relative to the S&P 500 Index, our overall sector positioning benefited performance with the strongest contribution coming from our underweight to industrials and energy. Combating the underperforming picks in the consumer discretionary and financial sectors were beneficial picks in the consumer staple, energy, healthcare, and industrial sectors.

We entered the fourth quarter with a slight tilt to large-cap securities. Toward the end of the quarter we began to move some of this allocation more toward small-cap stocks as momentum factors shifted. Throughout the quarter we were essentially fully invested. We continued to remain focused on the consumer discretionary, technology, and healthcare sectors. Regarding relative performance, our underweight to the energy sector contributed most favorably from an allocation standpoint, while our stock choices within the technology sector generated the largest outperformance from a security selection standpoint.

In the fixed income portion of the Fund, we were overweight investments with greater credit risk versus that of the broader fixed income market as measured by the Barclays US Aggregate Bond Index. This portion of the Fund underperformed versus the Index due to an underweight allocation to U.S. Government securities. We maintained this portfolio stance as healthy corporate balance sheets and low default rates were supported by an underlying stable U.S. economy. We also maintained an allocation to emerging market bonds which added to relative returns. Throughout the year, duration in the fixed income portion of the Fund was held on average below that of the Index.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions as well as manage the equity exposure of the Fund. With regard to equitizing cash positions, these derivatives are designed to track the respective stock index, so there was no discernible impact to the Fund’s relative performance. With regard to managing the Fund’s equity exposure, the use of stock index futures had a slight negative impact on the performance of the Fund relative to the S&P 500 Index during 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	8/31/2008 – 12/31/2014[6]	Since Inception	Inception Date
Balanced Fund Expense Ratios+: Audited Net 1.33% Gross 1.79%	8.61%	12.84%	8.53%	6.43%	4.30%	1/31/06
Blended Index[4]	6.57%	8.98%	7.70%	5.80%	5.28%	1/31/06
Blended Index[5]	7.49%	9.14%	7.89%	6.16%	5.52%	1/31/06
S&P 500 Index	13.69%	20.41%	15.45%	10.13%	7.70%	1/31/06

Sector Concentration
as of December 31, 2014
1.	Information Technology	14.3%
2.	Healthcare	8.6%
3.	Financials	6.7%
4.	Consumer Discretionary	6.5%
5.	Industrials	6.1%
6.	Consumer Staples	5.5%
7.	Energy	2.3%
8.	Materials	0.8%
9.	Telecommunication Services	0.8%
10.	Utilities	0.4%
11.	Other	48.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the Balanced Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, to the Blended Index (4), which is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. T-bill and 30% of the Barclays Intermediate-Term Government/Credit Index and to the Blended Index (5) which is comprised of 2% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Aggregate Bond Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from its inception on January 31, 2006 through December 31, 2014. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Sentinel Total Return Bond Fund	5.2%
2.	Prudential Total Return Bond Fund	3.3%
3.	Federated Bond Fund	3.2%
4.	Thompson Bond Fund	2.5%
5.	Apple, Inc.	2.1%
6.	Vanguard Total Bond Market ETF	2.0%
7.	Putnam Diversified Income Trust	1.6%
8.	Ivy High Income Fund	1.5%
9.	Intel Corp.	1.3%
10.	Oracle Corp.	1.3%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Balanced Fund during the periods shown above. +The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 13

Dynamic Growth Fund

The Meeder Dynamic Growth Fund returned 12.80% for the year ended December 31, 2014 compared to the S&P 500 Index return of 13.69% for the same time period. Although we entered the first quarter with a slight tilt toward small-cap investments, the fund eventually shifted focus back to large-caps as the quarter progressed. The Fund’s performance in the quarter was clearly driven by security selection within the technology sector. Specifically, there was broad based support among our stock picks in the hardware and equipment space. In addition to these picks, the Fund benefited from owning Questcor Pharmaceuticals which ultimately received a buy-out offer. We had immaterial exposure to international markets in the quarter. The largest detractors on performance included our underweight to the financials sector and our security selection within consumer staples.

We began the second quarter with an overweight to the consumer discretionary, healthcare, and technology sectors. Additionally, we were underweight the energy, material, and industrial sectors. As the second quarter progressed, we maintained a focus on these sectors within the domestic allocation of the Fund. However, due to an increase in our international holdings, these overweights were brought down in-line with that of the S&P 500. We had exposure to both developed international and emerging markets throughout the quarter and although both had positive performance, the positions ultimately lagged the domestic markets. Allocation effects within the technology and financial sectors had the biggest impact on our positive performance while security selection in the consumer staples sector was the largest detractor from performance. The stock contributing the most to performance for the quarter was Xerox while Western Digital negatively impacted relative performance. Our best performing stock for the period was Conoco Phillips. Our worst performing stock was RR Donnelley & Sons.

We entered the third quarter with approximately a 15% weight to emerging markets and maintained this through the end of August. Starting in September we began to trim the position and were completely out of it by the end of the quarter. In addition, during the quarter we shifted our allocation from a slight overweight to mid-cap securities to a neutral weight, adding to large-caps as we brought this exposure down. Overall, our stock picks within the energy and consumer staple sectors proved the most beneficial to the Fund. Our stock picks in the consumer discretionary sector proved to be the largest detractor on performance. Our sector allocations provided the most performance overall as our underweights to energy and industrials were positive. Also, our overweight to technology proved beneficial as well. Security selection in the consumer discretionary sector lowered performance as our retail stocks did poorly. Our best performing stock for the period was United Therapeutics, while the strongest contributor to relative performance was Gilead Sciences due to its larger weight in the Fund. Our worst performing stock for the quarter was Tenneco.

We entered the fourth quarter maintaining an overweight to the technology, healthcare, and consumer discretionary sectors. Conversely, our sector underweights were the telecomm, consumer staple, and financial sectors. We began the quarter solely focused on the domestic markets and continued this focus throughout the entire quarter. Toward the end of December, we increased our exposure to momentum names in the portfolio. Our overweight to the technology sector and underweight to energy contributed positively to performance relative to the S&P 500 Index. Our individual equity selection within the healthcare sector was the largest detractor from performance. The best performing stock for the quarter was Delta Air Lines, while Visa contributed the most to performance due to its weight in the Fund. The worst performing stock for the quarter was Intercept Pharmaceuticals which was also the largest detractor relative to the S&P 500 Index.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Dynamic Growth Fund Expense Ratios+: Audited Net 1.22% Gross 1.66%	12.80%	19.37%	13.14%	6.50%	2/29/00
S&P 500 Index	13.69%	20.41%	15.45%	7.67%	2/29/00

Sector Concentration
as of December 31, 2014
1.	Information Technology	25.7%
2.	Healthcare	16.2%
3.	Industrials	11.9%
4.	Financials	11.8%
5.	Consumer Discretionary	10.9%
6.	Consumer Staples	10.2%
7.	Energy	5.9%
8.	Telecommunication Services	1.3%
9.	Materials	1.0%
10.	Utilities	0.9%
11.	Other	4.2%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the Dynamic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2004 to December 31, 2014. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Apple, Inc.	3.1%
2.	Hewlett-Packard Co.	1.8%
3.	Berkshire Hathaway, Inc.	1.7%
4.	PepsiCo, Inc.	1.7%
5.	Intel Corp.	1.6%
6.	Visa, Inc.	1.6%
7.	Exxon Mobil Corp.	1.6%
8.	Johnson & Johnson	1.5%
9.	Oracle Corp.	1.5%
10.	Gilead Sciences, Inc.	1.3%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Dynamic Growth Fund during the periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 15

Aggressive Growth Fund

The Meeder Aggressive Growth Fund returned 13.49% for the year ended December 31, 2014. By comparison, the S&P 500 Index returned 13.69% during the same time period. Although we maintained positions in mid- and small-cap stocks during the first quarter, we decreased our weight and added to large-cap stocks in accordance with our quantitative models. We also maintained an overweight exposure to the healthcare, information technology, and consumer discretionary sectors. Even though we added a position in developed international markets during the first quarter, we avoided emerging markets following output from our investment model.

We began the second quarter with an overweight to the technology, healthcare, and consumer discretionary sectors, while we were underweight energy, telecomm, and utilities in the Fund. As the quarter progressed, we added a position to emerging markets and maintained this position throughout the entire quarter. Both of our international positions (developed and emerging) added to performance but lagged the S&P 500 Index for the quarter. Relative to this index, our underweight to the industrials sector benefited performance, while stock selection in the financial sector contributed to performance as well. Stock selection in the technology sector was the largest detractor from performance. Our best performing stocks in the quarter were Hillshire Brands and Protective Life, both up over 30% for the quarter. Our worst performing stocks were Brocade Communications and Unifirst Corp, both down approximately 13%.

During the third quarter, we exited our international position as both developed and emerging markets lagged the S&P 500 Index. Our model that compares domestic and international markets began to favor domestic markets due to currency and momentum factors. In our domestic stock market exposure, we continued to focus on the technology, healthcare, and consumer discretionary sectors. Overall, our stock selection within the healthcare sector added the most to performance while our underweight to the energy sector helped as well. Our selection within the technology sector offset some of the positive gains made by our overweight allocation. The largest detractor to performance was our security selection within the consumer discretionary sector. Security selection within the consumer staples sector added to performance which was driven by a broad number of names contributing positively to relative returns.

We began the fourth quarter with a focus on large-cap domestic equities. As the valuation and momentum metrics in our investment model changed, we began to slightly shift away from this position toward more mid- and small-cap securities. We maintained zero exposure to international markets throughout the quarter which proved beneficial as both developed and emerging markets trailed the S&P 500 Index for the quarter by more than 9%. Security selection within the technology sector had a broad base positive contribution with numerous holdings showing steady wins over the benchmark. Adding to this positive performance was our overweight allocation to the sector. This positive contribution was offset by our security selection within the financial sector as well as our underweight allocation. The biggest driver of this underperformance came from Genworth Financial (down 35% for the quarter) as the company continued to struggle with capital flexibility. Our security selection and allocation to the healthcare and consumer staples sectors detracted from performance while our selection and allocation in the energy and materials sectors added to performance.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance during 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Aggressive Growth Fund Expense Ratios+: Audited Net 1.33% Gross 1.74%	13.49%	19.06%	12.63%	6.45%	2/29/00
S&P 500 Index	13.69%	20.41%	15.45%	7.67%	2/29/00

Sector Concentration
as of December 31, 2014
1.	Information Technology	25.9%
2.	Healthcare	16.5%
3.	Consumer Discretionary	12.6%
4.	Financials	12.0%
5.	Industrials	11.3%
6.	Consumer Staples	8.7%
7.	Energy	4.4%
8.	Materials	1.8%
9.	Utilities	1.1%
10.	Telecommunication Services	0.6%
11.	Other	5.1%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the Aggressive Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2004 to December 31, 2014. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Apple, Inc.	3.2%
2.	Hewlett-Packard Co.	2.3%
3.	Oracle Corp.	1.9%
4.	Intel Corp.	1.8%
5.	PepsiCo, Inc.	1.7%
6.	Visa, Inc.	1.6%
7.	Berkshire Hathaway, Inc.	1.6%
8.	CVS Health Corp.	1.5%
9.	Archer-Daniels Midland Co.	1.4%
10.	Gilead Sciences, Inc.	1.4%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Aggressive Growth Fund during the periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 17

Strategic Growth Fund

The Meeder Strategic Growth Fund returned 5.87% for the year ended December 31, 2014, compared to the custom benchmark return of 4.30% for the same period. The Fund underperformed the broader market during the year, as measured by the S&P 500 Index, which returned 13.69%. The Strategic Growth Fund is fully invested in the equity market at all times, and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed using our strategic investment selection process. The target allocation as of the end of 2014 was: 30% international, 25% large-cap, 20% mid-cap, 10% small-cap, 7.5% real estate, and 7.5% commodities. The strategic weights to each of these categories are designed to optimize the return and risk tradeoff based on our analysis.

The Fund’s performance during 2014 versus the S&P 500 can be attributed to several of the asset allocation categories. While the S&P 500 posted a gain of 13.69% during the year, the international category, which comprised 30% of the Fund, lagged the performance of the S&P 500 with developed international falling 4.90% for the year while emerging markets declined by 2.19%. Additionally, the commodities category fell by 33.06%, driven by the sharp decline in oil prices. Domestically, smaller market cap ranges also underperformed the S&P 500, with the Russell 2000 Index of small-cap stocks returning 4.89%, while the S&P MidCap 400 Index gained 9.77% for 2014. The only asset allocation category in question that posted returns above the S&P 500 in 2014 was real estate investments, with the Dow Jones US Select REIT Index increasing 32.00% for the year.

The Fund experienced favorable results when comparing the performance of underlying holdings against their respective benchmark indexes in several asset allocation categories. Overall, our mid-cap holdings outperformed the respective benchmark, which was partially driven by acquisition activity involving positions such as Protective Life and Hillshire Brands. We also experienced favorable relative performance in our commodity-related holdings, with Tesoro, PPG Industries, and Rock-Tenn providing positive results. Our holdings in the international and large-cap categories performed approximately in line with their respective benchmarks, while our holdings in the real estate category trailed the benchmark.

Additionally, we incorporated the use of equity index derivatives, such as stock index futures, in the Fund in order to equitize cash positions and make adjustments to certain asset allocation categories. Since these derivatives are designed to track the respective stock index in question, there was no discernible impact to the Fund’s relative performance in 2014.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	8/31/2008 – 12/31/2014[9]	Since Inception	Inception Date
Strategic Growth Fund Expense Ratios+: Audited Net 1.23% Gross 1.75%	5.87%	14.04%	10.28%	5.97%	4.10%	1/31/06
Blended Index[7]	4.30%	13.54%	10.66%	5.85%	5.96%	1/31/06
Blended Index[8]	3.99%	13.43%	10.61%	6.01%	6.54%	1/31/06
S&P 500 Index	13.69%	20.41%	15.45%	10.13%	7.70%	1/31/06

Sector Concentration
as of December 31, 2014
1.	Emerging Markets	15.0%
2.	Developed International	14.8%
3.	Information Technology	13.3%
4.	Financials	13.0%
5.	Energy	8.4%
6.	Consumer Discretionary	7.8%
7.	Healthcare	7.6%
8.	Consumer Staples	6.1%
9.	Industrials	5.8%
10.	Materials	1.6%
11.	Utilities	1.4%
12.	Telecommunication Services	0.7%
13.	Other	4.5%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

The Growth of $10,000 chart compares the Strategic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, a Blended Index (7), which consists of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 15% of the MSCI EAFE Index, 15% of the MSCI Emerging Markets Index, 10% of the Russell 2000 Index, 7.5% of the Dow Jones US Select REIT Index and 7.5% of the S&P GSCI Index and a Blended Index (8) which consists of 25% of the S&P 500 Index, 20% of the S&P MidCap 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones U.S. Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from its inception on January 31, 2006 to December 31, 2014. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014

1.	iShares MSCI Emerging Markets ETF	7.8%
2.	iShares MSCI EAFE ETF	7.5%
3.	Ivy International Core Equity Fund	7.3%
4.	Oppenheimer Developing Markets Fund	7.2%
5.	Oracle Corp.	1.3%
6.	Diamondrock Hospitality Co.	1.2%
7.	Hewlett-Packard Co.	1.1%
8.	Exxon Mobil Corp.	1.1%
9.	Visa, Inc.	1.0%
10.	Western Digital Corp.	1.0%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Strategic Growth Fund during the periods shown above. +The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 19

Utilities and Infrastructure Fund

The Meeder Utilities and Infrastructure Fund returned 9.42% for the year ended December 31, 2014, compared to the Russell 3000 Utilities Index return of 16.33% for the same time period. During the first quarter, large-cap electric utilities were surprisingly strong in contrast to the negative sentiment that prevailed during the prior year. Usage was strong due to severe winter weather, while economic data was far from robust and interest rates did not provide the kind of headwind that many were expecting. In our portfolio, the year began with a timely purchase of Capstone Turbine, the world’s leading manufacturer of micro-turbines used to provide electricity to remotely located infrastructure as well as backups. Capstone is experiencing strong demand from oil, gas, and mining companies that are traveling far afield for new reserves, particularly outside North America. To fund this purchase, as well as others in the quarter, we sold Turkcell due to the volatile political environment in Turkey, and took advantage of strong prices to sell or trim ARRIS, Ensco, ITC, Corning, National Grid, Questar, NiSource, Qualcomm, and Black Hills.

Strong contributions from companies producing, transporting, and processing natural gas and renewable energy drove portfolio returns in the second quarter. We initiated a position in Ormat Technologies, the world’s largest private producer of geothermal power. Ormat designs, builds, owns, and operates utility-scale generation facilities, the bulk of which are located in Nevada, California, and Hawaii. Long-time holding American Tower turned in strong performance for the quarter on better than expected earnings and an acquisition of 4,600 cell towers in Brazil.

During the third quarter, investors took a moment to collectively pause and assess the market’s next turn. While the headlines provided ample fodder to keep investors on edge, the persistent underlying favorable trends among the essential service providers in this arena remained intact. During the quarter we added UIL Holdings, a decades-old electric and gas utility. UIL has operations in Massachusetts and Connecticut and is set to nearly double its customer base following its blockbuster privatization of city-owned Philadelphia Gas Works (PGW). We also added MasTec, one of North America’s leading engineering and construction firms, when an opportunistic entry point emerged. To make room for MasTec, we took partial profits in Sempra Energy, National Fuel Gas, Corning, American Tower, and Williams, and exited our position in Capstone Turbine.

Utility companies had a stellar fourth quarter while energy infrastructure lagged. At the beginning of the quarter we bought OGE Energy, which owns a 50% general partner interest and 26% interest in Enable Midstream, a regional natural gas transportation MLP. Rapid growth at Enable supplements steady growth in OGE’s legacy utility businesses in eastern Oklahoma and western Arkansas. We bought AES, a global utility that is aggressively cleaning up its balance sheet, divesting nonessential businesses, and trading at a healthy discount. Lastly, on the regulated utility front we added to MDU on weakness related to its Bakken region exposure. Substantially none of MDU’s $824 million infrastructure growth backlog is at risk, and the company is exiting its oil operations. To fund these positions we sold NiSource as well as ONE Gas and Black Hills, and trimmed General Electric, American Water, and Covanta. With a unique combination of essential-service providers and their enabling industries, we believe this dynamic portfolio is well positioned going forward.

Period & Average Annual Total Returns as of December 31, 2014 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Utilities and Infrastructure Fund[10] Expense Ratios+: Audited Net 1.88% Gross 1.99%	9.42%	12.73%	11.18%	8.44%	6/21/95
Russell 3000 Utilities Index	16.33%	13.05%	12.67%	7.93%	6/30/95

Sector Concentration
as of December 31, 2014
1.	Telecommunication Services	23.0%
2.	Utility Services	22.2%
3.	Pipelines	16.1%
4.	Natural Gas Distribution	14.1%
5.	Electric Utility	11.8%
6.	Water Utility	5.2%
7.	Oil Exploration & Production	3.3%
8.	Other	4.3%

As a percentage of total net assets. Concentrations are subject to change.

The Growth of $10,000 chart compares the Utilities and Infrastructure Fund’s value to the Russell 3000 Utilities Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmarks over the period from December 31, 2004 to December 31, 2014. An understanding of the differences between the Fund and this index is important. The benchmark index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Top 10 Holdings
as of December 31, 2014
1.	Kinder Morgan, Inc.	5.3%
2.	Macquarie Infrastructure Co. LLC	4.3%
3.	Enterprise Products Partners LP	4.1%
4.	Corning, Inc.	3.9%
5.	Energy Transfer Equity LP	3.4%
6.	MDU Resources Group, Inc.	3.3%
7.	Veolia Environnement SA ADR	3.3%
8.	American Tower Corp.	3.3%
9.	Telephone and Data Systems, Inc.	3.2%
10.	Qualcomm, Inc.	2.9%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Utilities and Infrastructure Fund during the periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/14, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2014 Annual Report | December 31, 2014	Page 21

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2014 to December 31, 2014.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (6/30/2014)	Ending Account Value (12/31/2014)	Expenses Paid During Period[1] (6/30/2014 - 12/31/2014)	Expense Ratio (Annualized)
Muirfield Fund®	Actual	$1,000.00	$1,051.60	$6.31	1.22%
	Hypothetical	$1,000.00	$1,019.06	$6.21	1.22%
Utilities & Infrastructure Fund	Actual	$1,000.00	$968.10	$9.52	1.92%
	Hypothetical	$1,000.00	$1,015.53	$9.75	1.92%
Quantex Fund™	Actual	$1,000.00	$1,009.50	$7.55	1.49%
	Hypothetical	$1,000.00	$1,017.69	$7.58	1.49%
Dynamic Growth Fund	Actual	$1,000.00	$1,064.20	$6.35	1.22%
	Hypothetical	$1,000.00	$1,019.06	$6.21	1.22%
Aggressive Growth Fund	Actual	$1,000.00	$1,059.20	$6.96	1.34%
	Hypothetical	$1,000.00	$1,018.45	$6.82	1.34%
Balanced Fund	Actual	$1,000.00	$1,027.30	$6.80	1.33%
	Hypothetical	$1,000.00	$1,018.50	$6.77	1.33%
Strategic Growth Fund	Actual	$1,000.00	$973.10	$6.02	1.21%
	Hypothetical	$1,000.00	$1,019.11	$6.16	1.21%
Total Return Bond Fund	Actual	$1,000.00	$984.00	$4.95	0.99%
	Hypothetical	$1,000.00	$1,020.21	$5.04	0.99%
Money Market Fund - Retail Class	Actual	$1,000.00	$1,000.30	$0.76	0.15%
	Hypothetical	$1,000.00	$1,024.45	$0.77	0.15%
Money Market Fund - Institutional Class	Actual	$1,000.00	$1,000.50	$0.40	0.08%
	Hypothetical	$1,000.00	$1,024.80	$0.41	0.08%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).

Page 22	2014 Annual Report | December 31, 2014

Disclosures

Past performance is not a guarantee of future results. Investing in securities involves inherent risks, including the risk that you can lose the value of your investment. There is no assurance that the investment process will lead to successful results. Investments in foreign securities may entail unique and additional risks including political, market and currency risks. Returns for periods of one year and greater are annualized. All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended December 31, 2014. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so an investor’s shares or units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current performance data is available at www.meederfunds.com. Management fees and/or expenses were voluntarily waived and/or reimbursed in Meeder Funds® during the periods shown to reduce expenses. Any transfer agent fee waivers are contractual. The Quantex FundTM management fee waiver is contractual and can be terminated annually by the Adviser on its renewal date, April 30, 2015.

[1]	The blended index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

[2]	The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to the Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while the Quantex Fund™ utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P MidCap 400 Index are more comparative indices for Fund performance after April 30, 2005.

[3]	The blended index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. T-bill.

[4]	The blended index is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. T-bill and 30% of the Barclays Intermediate-Term Government/Credit Index. The Blended Index was used from January 1, 2010 to December 31, 2013.

[5]	The blended index is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Aggregate Bond Index. The Blended Index was used from January 1, 2014 to December 31, 2014.

[6]	On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. In 2012, The Defensive Balanced Fund became known as the Balanced Fund. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.

[7]	The blended index is comprised of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 15% of the MSCI EAFE Index, 15% of the MSCI Emerging Markets Index, 10% of the Russell 2000 Index, 7.5% of the Dow Jones US Select REIT Index and 7.5% of the S&P GSCI Index. The Blended Index is representative of the average composition of the Strategic Growth Fund from January 1, 2014 to December 31, 2014.

[8]	The blended index is comprised of 25% of the S&P 500 Index, 20% of the S&P MidCap 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones U.S. Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index. The Blended Index is representative of the average composition of the Strategic Growth Fund from August 25, 2008 to December 31, 2013.

[9]	On August 25, 2008, The Focused Growth Fund became known as the Strategic Growth Fund and its investment strategy changed. This Fund will pursue its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this Fund will always have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities and commodity based equities.

[10]	The Utilities and Infrastructure Fund was previously known as The Total Return Utilities Fund. On June 30, 2011, the Total Return Utilities Fund changed its name to the Utilities and Infrastructure Fund. Its investment objective and strategy remained unchanged.

*	The current and effective yields quoted for the Money Market Fund are as of December 31, 2014. Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations. To obtain the current 7-day yields for the Money Market Fund, call Meeder Funds® Client Services Department toll free at (800) 325-3539 or (614) 760-2159. Investments in the Money Market Fund (either class) are not a deposit and are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund (either class).

This is not an offer to purchase securities. Investors are advised to consider the investment objectives, risks, charges and expenses of the Meeder Funds®, as well as current Fund performance information, carefully before investing. The Meeder Funds® prospectus contains this and other information. To request or receive a copy of the Meeder Funds® prospectus, you may call (800) 325-3539, visit our website at www.meederfunds.com, or write to P.O. Box 7177, Dublin, OH 43017.

Note on comparative indices: Returns for an index do not reflect fees, brokerage commissions, or other expenses associated with investing. One cannot invest directly in an index. Source for equity index data: Bloomberg LP. Source for fixed income index data: Morningstar, Inc. Source for average general-purpose money market fund performance: Lipper, Inc.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or redistributed; and (3) is not warranted to be accurate complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

©2015 Reuters. All rights reserved. Lipper, a Reuters Company, supplied information contained in this report. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Rankings are based on all classes available within the classification as of the date shown. Rankings are based only on the universe shown.

Meeder does not review the Morningstar or Lipper data. For fund performance you should review the fund’s current prospectus or other fund materials for the most current information concerning applicable fees and expenses. Although Meeder believes the data gathered from third-party sources is reliable, it does not review such information and cannot warrant it to be accurate, complete, or timely. Meeder is not responsible for any damages or losses arising from any use of this third-party information.

Meeder Funds® are distributed by Adviser Dealer Services, Inc. Member FINRA.

2014 Annual Report | December 31, 2014	Page 23

2014 Annual Report Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2014

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 70.9%
Consumer Discretionary — 9.6%
Advance Auto Parts, Inc.	7,780	1,239,198
Aramark	57,120	1,779,288
AutoNation, Inc. (2)	20,275	1,224,813
AutoZone, Inc. (2)	4,645	2,875,766
Bed Bath & Beyond, Inc. (2)	16,415	1,250,331
Best Buy Co., Inc.	33,370	1,300,763
Choice Hotels International, Inc.	11,800	661,036
Cooper Tire & Rubber Co.	30,780	1,066,527
DeVry Education Group, Inc.	20,430	969,812
Expedia, Inc.	19,940	1,702,078
Gentherm, Inc. (2)	26,150	957,613
Home Depot, Inc./The	25,550	2,681,983
Iconix Brand Group, Inc. (2)	25,200	851,508
Lear Corp.	13,210	1,295,637
Murphy USA, Inc. (2)	16,830	1,158,914
Nexstar Broadcasting Group, Inc.	12,815	663,689
O'Reilly Automotive, Inc. (2)	6,395	1,231,805
Penn National Gaming, Inc. (2)	37,620	516,523
Scripps Networks Interactive, Inc.	15,660	1,178,728
Starz (2)	21,620	642,114
Target Corp.	25,780	1,956,960
Walt Disney Co./The	13,290	1,251,785
(Cost $26,984,301 )		28,456,871

Consumer Staples — 7.5%
Altria Group, Inc.	41,065	2,023,273
Archer-Daniels-Midland Co.	68,590	3,566,679
Costco Wholesale Corp.	12,035	1,705,961
CVS Health Corp.	34,270	3,300,544
Dr Pepper Snapple Group, Inc.	7,215	517,171
Keurig Green Mountain, Inc.	7,575	1,002,892
Kroger Co./The	17,070	1,096,065
Monster Beverage Corp. (2)	5,795	627,888
PepsiCo, Inc.	32,330	3,057,125
Procter & Gamble Co./The	22,580	2,056,812
Sanderson Farms, Inc. (4)	10,505	882,683
Tyson Foods, Inc.	10,130	406,112
Wal-Mart Stores, Inc.	23,865	2,049,526
(Cost $21,217,187)		22,292,731

Energy — 3.1%
Anadarko Petroleum Corp.	8,475	699,188
Chevron Corp.	16,010	1,796,002
Exxon Mobil Corp.	43,880	4,056,705
Green Plains, Inc.	21,410	530,540
Marathon Petroleum Corp.	8,200	740,132

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Valero Energy Corp.	28,915	1,431,293
(Cost $9,736,328)		9,253,860

Financials — 9.2%
Allstate Corp./The	26,070	1,831,418
American Equity Investment Life Holding Co.	36,405	1,062,662
American International Group, Inc.	65,795	3,685,178
Bank of New York Mellon Corp./The	28,075	1,139,003
Berkshire Hathaway, Inc. (2)	31,380	4,711,706
Capital One Financial Corp.	18,710	1,544,511
DuPont Fabros Technology, Inc. (3)	14,585	484,805
Fulton Financial Corp.	50,550	624,798
Genworth Financial, Inc. (2)	48,800	414,800
Hanover Insurance Group, Inc./The	8,690	619,771
Investment Technology Group, Inc. (2)	15,305	318,650
Jones Lang LaSalle, Inc.	5,535	829,863
JPMorgan Chase & Co.	42,710	2,672,792
Northwest Bancshares, Inc.	16,170	202,610
PRA Group, Inc. (2)	17,115	991,472
Ryman Hospitality Properties, Inc. (3)	18,950	999,423
Springleaf Holdings, Inc. (2)	13,780	498,423
Travelers Cos., Inc./The	15,235	1,612,625
Wells Fargo & Co.	56,200	3,080,884
(Cost $25,480,020)		27,325,394

Healthcare — 11.6%
Abbott Laboratories	27,305	1,229,271
AbbVie, Inc.	17,375	1,137,020
Aetna, Inc.	6,635	589,387
Alexion Pharmaceuticals, Inc. (2)	3,190	590,246
Amsurg Corp. (2)	16,845	921,927
Anthem, Inc.	11,965	1,503,642
Cardinal Health, Inc.	8,905	718,901
Celgene Corp. (2)	19,225	2,150,509
Centene Corp. (2)	6,565	681,775
Gilead Sciences, Inc. (2)	32,670	3,079,473
HCA Holdings, Inc. (2)	20,385	1,496,055
Health Net, Inc./CA (2)	9,200	492,476
HealthSouth Corp.	18,685	718,625
Hospira, Inc. (2)	7,955	487,244
Humana, Inc.	7,185	1,031,982
Johnson & Johnson	36,990	3,868,044
LifePoint Hospitals, Inc. (2)	19,355	1,391,818
McKesson Corp.	8,930	1,853,689
Merck & Co., Inc.	44,100	2,504,439
Molina Healthcare, Inc. (2)	9,260	495,688
Pfizer, Inc.	98,540	3,069,521

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 25

Schedule of Investments
December 31, 2014

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Teva Pharmaceutical Industries, Ltd.	33,665	1,936,074
UnitedHealth Group, Inc.	14,555	1,471,365
VCA, Inc. (2)	25,345	1,236,076
(Cost $32,010,647)		34,655,247

Industrials — 8.3%
AECOM (2)	23,810	723,110
Avis Budget Group, Inc. (2)	25,240	1,674,169
AZZ, Inc.	4,455	209,029
Briggs & Stratton Corp.	15,505	316,612
Caterpillar, Inc.	12,650	1,157,855
CBIZ, Inc. (2)	10,230	87,569
CSX Corp.	28,705	1,039,982
Delta Air Lines, Inc.	30,320	1,491,441
Deluxe Corp.	16,575	1,031,794
FedEx Corp.	3,080	534,873
General Dynamics Corp.	9,825	1,352,117
General Electric Co.	41,800	1,056,286
Greenbrier Cos., Inc./The (4)	16,690	896,754
JetBlue Airways Corp. (2)	79,620	1,262,773
Lockheed Martin Corp.	8,585	1,653,213
Northrop Grumman Corp.	8,810	1,298,506
Quad/Graphics, Inc.	9,640	221,334
Raytheon Co.	12,475	1,349,421
Roper Industries, Inc.	9,555	1,493,924
Southwest Airlines Co.	37,490	1,586,577
Teledyne Technologies, Inc. (2)	6,905	709,420
Union Pacific Corp.	18,255	2,174,717
United Rentals, Inc. (2)	13,420	1,368,974
(Cost $23,460,316)		24,690,450

Information Technology — 18.9%
Apple, Inc.	74,270	8,197,922
Broadcom Corp.	32,260	1,397,826
Calix, Inc. (2)	15,705	157,364
CDW Corp./DE	47,530	1,671,630
Corning, Inc.	98,960	2,269,153
EarthLink Holdings Corp.	68,180	299,310
Electronic Arts, Inc. (2)	29,030	1,364,845
Emulex Corp. (2)	47,440	268,985
Entropic Communications, Inc. (2)	40,325	102,022
Fiserv, Inc. (2)	15,470	1,097,906
Google, Inc. - Class C (2)	4,565	2,403,016
Google, Inc. - Class A (2)	2,040	1,082,546
Hewlett-Packard Co.	109,553	4,396,362
Intel Corp.	136,765	4,963,202
International Business Machines Corp.	18,260	2,929,634

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Lam Research Corp.	8,465	671,613
Lexmark International, Inc.	28,295	1,167,735
Micron Technology, Inc. (2)	43,315	1,516,458
Microsoft Corp.	62,755	2,914,970
Monolithic Power Systems, Inc.	6,060	301,424
NeuStar, Inc. (2)(4)	23,210	645,238
OmniVision Technologies, Inc. (2)	18,565	482,690
Oracle Corp.	106,895	4,807,067
PMC-Sierra, Inc. (2)	55,555	508,884
Rovi Corp. (2)	49,705	1,122,836
Science Applications International Corp.	10,235	506,940
Skyworks Solutions, Inc.	8,735	635,122
Take-Two Interactive Software, Inc. (2)	18,955	531,309
TeleTech Holdings, Inc. (2)	4,330	102,534
Tessera Technologies, Inc.	20,095	718,597
Texas Instruments, Inc.	45,410	2,427,846
Western Digital Corp.	23,131	2,560,602
Xerox Corp.	145,040	2,010,254
(Cost $46,768,886)		56,233,842

Materials — 1.0%
Celanese Corp.	10,820	648,767
Mosaic Co./The	32,455	1,481,570
Resolute Forest Products, Inc. (2)	15,941	280,721
Rock-Tenn Co.	11,595	707,063
(Cost $3,097,576)		3,118,121

Telecommunication Services — 1.1%
CenturyLink, Inc.	24,440	967,335
Premiere Global Services, Inc. (2)	9,805	104,129
Verizon Communications, Inc.	47,520	2,222,985
(Cost $3,426,639)		3,294,449

Utilities — 0.6%
Public Service Enterprise Group, Inc.	6,585	272,685
UGI Corp.	21,562	818,925
Vectren Corp.	15,025	694,606
(Cost $1,526,634)		1,786,216

Total Common Stocks (Cost $193,708,534)		211,107,181

The accompanying notes are an integral part of these financial statements.

Page 26	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 28.3%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	2,471,902	2,471,902
Meeder Money Market Fund - Institutional Class, 0.14% (6)	81,863,069	81,863,069
Total Money Market Registered Investment Companies (Cost $84,334,971)		84,334,971

Bank Obligations — 0.3%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (7)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (7)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (7)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (7)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

U.S. Government Obligations — 0.7%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (8)	2,000,000	1,999,940
Total U.S. Government Obligations (Cost $1,999,857)		1,999,940
Total Investments — 100.2% (Cost $281,041,179)(1)		298,439,909
Liabilities less Other Assets — (0.2%)		(578,497)
Total Net Assets — 100.0%		297,861,412

Trustee Deferred Compensation (9)
Meeder Aggressive Growth Fund	4,036	42,257
Meeder Balanced Fund	2,137	23,464
Meeder Dynamic Growth Fund	1,449	14,519
Meeder Muirfield Fund	6,035	42,426
Meeder Quantex Fund	3,320	116,864
Meeder Utilities & Infrastructure Fund	449	13,672
Total Trustee Deferred Compensation (Cost $173,534)		253,202

Muirfield Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2015, notional value $68,139,680	664	855,462
Russell 2000 Mini Index Futures expiring March 2015, notional value $16,809,800	140	(12,828)
Total Futures Contracts	804	842,634

(1)	Cost for federal income tax purposes of $281,273,544 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$19,765,484
Unrealized depreciation	(2,599,119)
Net unrealized appreciation (depreciation)	$17,166,365

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Pledged as collateral on futures contracts.

(9)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 27

Schedule of Investments
December 31, 2014

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 95.8%
Consumer Discretionary — 10.9%
Advance Auto Parts, Inc.	3,565	567,833
Amazon.com, Inc. (2)	220	68,277
Aramark	34,275	1,067,666
AutoNation, Inc. (2)	9,290	561,209
AutoZone, Inc. (2)	1,670	1,033,914
Bed Bath & Beyond, Inc. (2)	4,105	312,678
Best Buy Co., Inc.	15,295	596,199
Choice Hotels International, Inc.	6,810	381,496
Cooper Tire & Rubber Co.	9,160	317,394
CST Brands, Inc.	5,675	247,487
Dana Holding Corp.	11,760	255,662
DeVry Education Group, Inc.	6,140	291,466
Expedia, Inc.	9,115	778,056
Gentherm, Inc. (2)	14,385	526,779
Harman International Industries, Inc.	4,295	458,319
Home Depot, Inc./The	15,315	1,607,616
Iconix Brand Group, Inc. (2)	13,860	468,329
Interpublic Group of Cos., Inc./The	22,345	464,106
Lear Corp.	11,080	1,086,725
Leggett & Platt, Inc.	10,825	461,253
Murphy USA, Inc. (2)	4,755	327,429
Nexstar Broadcasting Group, Inc.	7,390	382,728
O'Reilly Automotive, Inc. (2)	2,930	564,377
Penn National Gaming, Inc. (2)	18,810	258,261
Scripps Networks Interactive, Inc.	3,915	294,682
Starz (2)	12,355	366,944
Target Corp.	13,570	1,030,099
Walt Disney Co./The	7,650	720,554
(Cost $14,757,252)		15,497,538

Consumer Staples — 10.2%
Altria Group, Inc.	19,555	963,475
Archer-Daniels-Midland Co.	27,770	1,444,040
Bunge, Ltd.	4,340	394,549
Coca-Cola Co./The	7,480	315,806
Costco Wholesale Corp.	6,015	852,626
CVS Health Corp.	16,545	1,593,449
Dr Pepper Snapple Group, Inc.	5,770	413,594
Keurig Green Mountain, Inc.	6,540	865,863
Kroger Co./The	8,535	548,032
Monster Beverage Corp. (2)	1,340	145,189
PepsiCo, Inc.	25,670	2,427,354
Procter & Gamble Co./The	7,905	720,066
Reynolds American, Inc.	5,445	349,950
Sanderson Farms, Inc. (4)	4,925	413,823
Tyson Foods, Inc.	10,130	406,112

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Walgreens Boots Alliance, Inc.	14,765	1,125,093
Wal-Mart Stores, Inc.	17,900	1,537,252
(Cost $13,753,929)		14,516,273

Energy — 5.9%
Anadarko Petroleum Corp.	5,650	466,125
Carrizo Oil & Gas, Inc. (2)	6,215	258,544
Chevron Corp.	13,255	1,486,946
ConocoPhillips	8,315	574,234
Exxon Mobil Corp.	24,250	2,241,912
Murphy Oil Corp.	13,020	657,770
Superior Energy Services, Inc.	31,630	637,345
Tesoro Corp.	9,270	689,225
Valero Energy Corp.	25,815	1,277,843
(Cost $8,556,738)		8,289,944

Financials — 11.8%
Allstate Corp./The	14,485	1,017,571
American Equity Investment Life Holding Co.	20,020	584,384
American International Group, Inc.	33,390	1,870,174
Bank of America Corp.	33,975	607,813
Bank of New York Mellon Corp./The	38,725	1,571,073
Berkshire Hathaway, Inc. (2)	16,410	2,463,961
Citigroup, Inc.	1,770	95,775
Digital Realty Trust, Inc. (3)	6,035	400,121
DuPont Fabros Technology, Inc. (3)	1,020	33,905
Equity LifeStyle Properties, Inc. (3)	4,835	249,244
Erie Indemnity Co.	4,470	405,742
Fulton Financial Corp.	29,485	364,435
Hanover Insurance Group, Inc./The	7,605	542,389
Investment Technology Group, Inc. (2)	7,655	159,377
JPMorgan Chase & Co.	23,210	1,452,482
Northwest Bancshares, Inc.	8,085	101,305
PRA Group, Inc. (2)	9,415	545,411
Ryman Hospitality Properties, Inc. (3)	10,425	549,815
Springleaf Holdings, Inc. (2)	11,020	398,593
Travelers Cos., Inc./The	11,430	1,209,866
Vornado Realty Trust (3)	1,355	159,497
Wells Fargo & Co.	34,010	1,864,428
(Cost $15,456,062)		16,647,361

Healthcare — 16.2%
Abbott Laboratories	12,525	563,876
AbbVie, Inc.	11,200	732,928
Aetna, Inc.	11,925	1,059,298
Alere, Inc. (2)	5,250	199,500
Alexion Pharmaceuticals, Inc. (2)	1,595	295,123

The accompanying notes are an integral part of these financial statements.

Page 28	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
AmerisourceBergen Corp.	4,395	396,253
Anthem, Inc.	3,890	488,856
Cardinal Health, Inc.	11,190	903,369
Celgene Corp. (2)	12,210	1,365,810
Cigna Corp.	1,710	175,976
CR Bard, Inc.	2,985	497,361
Edwards Lifesciences Corp. (2)	1,885	240,111
Eli Lilly & Co.	8,400	579,516
Gilead Sciences, Inc. (2)	20,245	1,908,294
HCA Holdings, Inc. (2)	6,275	460,522
Health Net, Inc./CA (2)	5,520	295,486
HealthSouth Corp.	13,350	513,441
Hill-Rom Holdings, Inc.	4,365	199,131
Hologic, Inc. (2)	16,635	444,820
Hospira, Inc. (2)	2,385	146,081
Humana, Inc.	8,035	1,154,067
Johnson & Johnson	20,345	2,127,476
Laboratory Corp. of America Holdings (2)	4,905	529,250
Magellan Health, Inc. (2)	3,350	201,101
McKesson Corp.	6,210	1,289,072
Merck & Co., Inc.	22,050	1,252,220
Pfizer, Inc.	61,245	1,907,782
STERIS Corp.	3,005	194,874
Surgical Care Affiliates, Inc. (2)	4,660	156,809
Teva Pharmaceutical Industries, Ltd.	18,805	1,081,476
UnitedHealth Group, Inc.	6,795	686,907
VCA, Inc. (2)	17,040	831,041
(Cost $21,506,122)		22,877,827

Industrials — 11.9%
AECOM (2)	14,455	438,998
Avis Budget Group, Inc. (2)	8,415	558,167
AZZ, Inc.	2,230	104,632
Briggs & Stratton Corp.	7,750	158,255
Caterpillar, Inc.	12,650	1,157,855
CBIZ, Inc. (2)	5,115	43,784
CSX Corp.	20,090	727,861
Cummins, Inc.	4,260	614,164
Curtiss-Wright Corp.	2,500	176,475
Delta Air Lines, Inc.	28,930	1,423,067
Deluxe Corp.	7,145	444,776
FedEx Corp.	7,155	1,242,537
General Dynamics Corp.	8,980	1,235,828
General Electric Co.	56,465	1,426,870
Lockheed Martin Corp.	6,910	1,330,659
Northrop Grumman Corp.	7,890	1,162,907
Polypore International, Inc. (2)	3,170	149,149

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Quad/Graphics, Inc.	4,820	110,667
Raytheon Co.	8,630	933,507
Roper Industries, Inc.	1,590	248,597
Southwest Airlines Co.	24,990	1,057,577
Stanley Black & Decker, Inc.	2,060	197,925
Teledyne Technologies, Inc. (2)	4,195	430,994
Union Pacific Corp.	9,130	1,087,657
United Rentals, Inc. (2)	4,475	456,495
(Cost $16,018,586)		16,919,403

Information Technology — 25.7%
Apple, Inc.	40,330	4,451,624
Broadcom Corp.	39,765	1,723,017
Calix, Inc. (2)	7,855	78,707
CDW Corp./DE	28,515	1,002,873
Cisco Systems, Inc.	38,210	1,062,811
Corning, Inc.	59,375	1,361,469
EarthLink Holdings Corp.	34,090	149,655
Electronic Arts, Inc. (2)	8,465	397,982
Emulex Corp. (2)	23,720	134,492
Entropic Communications, Inc. (2)	20,160	51,005
Facebook, Inc. (2)	3,155	246,153
Fair Isaac Corp.	2,085	150,746
Fiserv, Inc. (2)	3,580	254,073
Google, Inc. - Class C (2)	2,355	1,239,672
Google, Inc. - Class A (2)	2,355	1,249,704
Hewlett-Packard Co.	64,045	2,570,126
Intel Corp.	64,400	2,337,076
International Business Machines Corp.	9,255	1,484,872
Itron, Inc. (2)	4,820	203,838
IXYS Corp.	12,245	154,287
Lexmark International, Inc.	17,565	724,908
Micron Technology, Inc. (2)	49,985	1,749,975
Microsoft Corp.	39,665	1,842,439
NeuStar, Inc. (2)(4)	14,505	403,239
Oracle Corp.	45,875	2,062,998
PMC-Sierra, Inc. (2)	16,665	152,651
QUALCOMM, Inc.	24,560	1,825,545
Rovi Corp. (2)	20,210	456,544
TeleTech Holdings, Inc. (2)	2,165	51,267
Tessera Technologies, Inc.	8,930	319,337
Texas Instruments, Inc.	30,960	1,655,276
Visa, Inc.	8,645	2,266,719
Western Digital Corp.	11,566	1,280,356
Xerox Corp.	99,235	1,375,397
(Cost $31,205,592)		36,470,833

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 29

Schedule of Investments
December 31, 2014

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Materials — 1.0%
Mosaic Co./The	21,635	987,638
Resolute Forest Products, Inc. (2)	25,650	451,697
(Cost $1,437,283)		1,439,335

Telecommunication Services — 1.3%
CenturyLink, Inc.	14,665	580,441
Premiere Global Services, Inc. (2)	4,900	52,038
Verizon Communications, Inc.	26,860	1,256,510
(Cost $1,964,150)		1,888,989

Utilities — 0.9%
American Electric Power Co., Inc.	3,410	207,055
NRG Energy, Inc.	24,435	658,523
PG&E Corp.	3,360	178,886
Public Service Enterprise Group, Inc.	3,895	161,292
(Cost $1,198,218)		1,205,756

Total Common Stocks (Cost $125,853,932)		135,753,259

Money Market Registered Investment Companies — 3.5%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	833,103	833,103
Meeder Money Market Fund - Institutional Class, 0.14% (6)	4,114,155	4,114,155
Total Money Market Registered Investment Companies (Cost $4,947,258)		4,947,258

Bank Obligations — 0.7%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (7)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (7)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (7)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (7)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.5%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (8)	700,000	699,979
Total U.S. Government Obligations (Cost $699,943)		699,979
Total Investments — 100.5% (Cost $132,498,950)(1)		142,398,313
Liabilities less Other Assets — (0.5%)		(760,779)
Total Net Assets — 100.0%		141,637,534

Trustee Deferred Compensation (9)
Meeder Aggressive Growth Fund	2,909	30,457
Meeder Balanced Fund	1,527	16,766
Meeder Dynamic Growth Fund	1,046	10,481
Meeder Muirfield Fund	3,298	23,185
Meeder Quantex Fund	1,511	53,187
Meeder Utilities & Infrastructure Fund	322	9,805
Total Trustee Deferred Compensation (Cost $103,218)		143,881

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2015, notional value $5,541,480	54	87,214
Total Futures Contracts	54	87,214

(1)	Cost for federal income tax purposes of $132,551,788 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$11,524,819
Unrealized depreciation	(1,678,294)
Net unrealized appreciation (depreciation)	$9,846,525

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Pledged as collateral on futures contracts.

(9)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 30	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 94.9%
Consumer Discretionary — 12.6%
Apollo Education Group, Inc. (2)	10,095	344,340
Aramark	30,465	948,985
AutoNation, Inc. (2)	4,645	280,604
AutoZone, Inc. (2)	1,500	928,664
Best Buy Co., Inc.	7,645	298,002
Big Lots, Inc.	8,130	325,363
Choice Hotels International, Inc.	8,610	482,332
Cooper Tire & Rubber Co.	12,310	426,542
CST Brands, Inc.	8,185	356,948
Dana Holding Corp.	20,640	448,714
DeVry Education Group, Inc.	6,195	294,077
Expedia, Inc.	3,990	340,586
Gentherm, Inc. (2)	7,845	287,284
Harman International Industries, Inc.	2,865	305,724
Home Depot, Inc./The	6,145	645,041
Houghton Mifflin Harcourt Co. (2)	7,550	156,361
Iconix Brand Group, Inc. (2)	7,560	255,452
Interpublic Group of Cos., Inc./The	14,895	309,369
Lear Corp.	9,255	907,730
Leggett & Platt, Inc.	7,215	307,431
Murphy USA, Inc. (2)	5,240	360,826
Nexstar Broadcasting Group, Inc.	2,955	153,039
O'Reilly Automotive, Inc. (2)	1,465	282,188
Penn National Gaming, Inc. (2)	9,405	129,131
Scripps Networks Interactive, Inc.	6,730	506,567
Skechers U.S.A., Inc. (2)	5,515	304,704
Starz (2)	9,265	275,171
(Cost $10,043,005)		10,661,175

Consumer Staples — 8.7%
Archer-Daniels-Midland Co.	23,515	1,222,780
Bunge, Ltd.	3,800	345,458
Costco Wholesale Corp.	3,150	446,513
CVS Health Corp.	13,010	1,252,993
Harbinger Group, Inc. (2)	27,300	386,568
Keurig Green Mountain, Inc.	4,545	601,735
PepsiCo, Inc.	15,510	1,466,625
Sanderson Farms, Inc. (4)	3,415	286,945
Tyson Foods, Inc.	7,595	304,484
Walgreens Boots Alliance, Inc.	6,040	460,248
Wal-Mart Stores, Inc.	7,160	614,901
(Cost $7,025,639)		7,389,250

Energy — 4.4%
Anadarko Petroleum Corp.	3,955	326,288
Carrizo Oil & Gas, Inc. (2)	6,215	258,544

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Chevron Corp.	8,365	938,385
Exxon Mobil Corp.	8,045	743,760
Green Plains, Inc.	8,680	215,090
Marathon Petroleum Corp.	2,230	201,280
Superior Energy Services, Inc.	21,250	428,188
Tesoro Corp.	5,405	401,862
Valero Energy Corp.	4,150	205,425
(Cost $4,208,607)		3,718,822

Financials — 12.0%
American Equity Investment Life Holding Co.	10,010	292,192
American International Group, Inc.	17,610	986,336
Bank of New York Mellon Corp./The	20,050	813,429
Berkshire Hathaway, Inc. (2)	8,940	1,342,340
Digital Realty Trust, Inc. (3)	5,280	350,064
DuPont Fabros Technology, Inc. (3)	8,750	290,850
Equity LifeStyle Properties, Inc. (3)	4,835	249,244
Erie Indemnity Co.	3,350	304,080
Fulton Financial Corp.	25,275	312,399
Genworth Financial, Inc. (2)	40,240	342,040
Hanover Insurance Group, Inc./The	4,345	309,885
Investment Technology Group, Inc. (2)	3,825	79,637
Jones Lang LaSalle, Inc.	3,690	553,242
JPMorgan Chase & Co.	16,800	1,051,344
Northwest Bancshares, Inc.	4,040	50,621
PRA Group, Inc. (2)	4,705	272,561
Ryman Hospitality Properties, Inc. (3)	5,715	301,409
Springleaf Holdings, Inc. (2)	7,580	274,169
Sunstone Hotel Investors, Inc. (3)	12,075	199,358
Travelers Cos., Inc./The	7,035	744,655
Vornado Realty Trust (3)	1,695	199,518
Wells Fargo & Co.	16,355	896,581
(Cost $9,549,076)		10,215,954

Healthcare — 16.5%
Abbott Laboratories	6,825	307,262
Aetna, Inc.	4,975	441,929
Alere, Inc. (2)	6,565	249,470
Amsurg Corp. (2)	5,295	289,795
Anthem, Inc.	2,725	342,451
Cardinal Health, Inc.	5,425	437,960
CareFusion Corp. (2)	6,950	412,413
Celgene Corp. (2)	4,380	489,947
Centene Corp. (2)	5,160	535,866
Cigna Corp.	1,900	195,529
Edwards Lifesciences Corp. (2)	3,240	412,711

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 31

Schedule of Investments
December 31, 2014

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Exact Sciences Corp. (2)(4)	17,280	474,163
Gilead Sciences, Inc. (2)	12,380	1,166,938
HCA Holdings, Inc. (2)	4,455	326,952
Health Net, Inc./CA (2)	6,490	347,410
HealthSouth Corp.	8,675	333,641
Hill-Rom Holdings, Inc.	5,455	248,857
Hologic, Inc. (2)	11,090	296,547
Hospira, Inc. (2)	5,030	308,088
Humana, Inc.	3,245	466,079
LifePoint Hospitals, Inc. (2)	8,505	611,595
Magellan Health, Inc. (2)	4,190	251,526
McKesson Corp.	4,465	926,845
Merck & Co., Inc.	11,870	674,097
PAREXEL International Corp. (2)	5,395	299,746
PDL BioPharma, Inc. (4)	43,860	338,161
Pfizer, Inc.	24,735	770,495
Select Medical Holdings Corp.	23,295	335,448
STERIS Corp.	3,755	243,512
United Therapeutics Corp. (2)	4,215	545,800
UnitedHealth Group, Inc.	4,365	441,258
VCA, Inc. (2)	10,850	529,155
(Cost $12,767,762)		14,051,646

Industrials — 11.3%
AECOM (2)	10,205	309,926
Alaska Air Group, Inc.	6,825	407,862
Avis Budget Group, Inc. (2)	12,620	837,084
AZZ, Inc.	1,115	52,316
Briggs & Stratton Corp.	3,875	79,128
Caterpillar, Inc.	9,105	833,381
CBIZ, Inc. (2)	2,555	21,871
Cintas Corp.	5,250	411,810
CSX Corp.	6,860	248,538
Curtiss-Wright Corp.	3,570	252,006
Delta Air Lines, Inc.	17,685	869,925
Deluxe Corp.	3,315	206,359
General Dynamics Corp.	1,845	253,909
Greenbrier Cos., Inc./The (4)	6,675	358,648
Huntington Ingalls Industries, Inc.	3,320	373,367
JetBlue Airways Corp. (2)	31,845	505,062
Landstar System, Inc.	3,740	271,262
Lockheed Martin Corp.	1,360	261,895
Northrop Grumman Corp.	1,890	278,567
Polypore International, Inc. (2)	5,285	248,659
Quad/Graphics, Inc.	2,410	55,334
Raytheon Co.	2,475	267,721
Roper Industries, Inc.	2,545	397,911

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
RPX Corp. (2)	3,845	52,984
Southwest Airlines Co.	10,270	434,626
Stanley Black & Decker, Inc.	2,575	247,406
Teledyne Technologies, Inc. (2)	3,205	329,282
United Rentals, Inc. (2)	6,710	684,487
(Cost $9,142,884)		9,551,326

Information Technology — 25.9%
Apple, Inc.	25,245	2,786,542
Broadcom Corp.	24,765	1,073,067
Calix, Inc. (2)	3,925	39,329
CDW Corp./DE	28,195	991,618
Corning, Inc.	49,480	1,134,576
EarthLink Holdings Corp.	17,045	74,828
Electronic Arts, Inc. (2)	4,180	196,523
Emulex Corp. (2)	11,860	67,246
Entropic Communications, Inc. (2)	10,080	25,502
Fair Isaac Corp.	3,475	251,243
Google, Inc. - Class C (2)	1,600	842,240
Google, Inc. - Class A (2)	295	156,545
Hewlett-Packard Co.	50,560	2,028,972
Integrated Device Technology, Inc. (2)	22,780	446,488
Intel Corp.	43,330	1,572,446
Itron, Inc. (2)	6,025	254,797
Lam Research Corp.	2,350	186,449
Lexmark International, Inc.	16,840	694,987
Micron Technology, Inc. (2)	10,105	353,776
Microsoft Corp.	9,560	444,062
NeuStar, Inc. (2)(4)	7,690	213,782
OmniVision Technologies, Inc. (2)	18,690	485,940
Oracle Corp.	37,405	1,682,103
PMC-Sierra, Inc. (2)	11,110	101,768
Rovi Corp. (2)	9,040	204,214
Science Applications International Corp.	6,140	304,114
Take-Two Interactive Software, Inc. (2)	11,370	318,701
TeleTech Holdings, Inc. (2)	1,080	25,574
Tessera Technologies, Inc.	5,585	199,720
Texas Instruments, Inc.	20,640	1,103,518
TriQuint Semiconductor, Inc. (2)	17,515	482,538
Visa, Inc.	5,140	1,347,708
Western Digital Corp.	9,830	1,088,181
Xerox Corp.	65,045	901,524
(Cost $18,835,514)		22,080,621

Materials — 1.8%
Celanese Corp.	4,995	299,500
Mosaic Co./The	16,225	740,671

The accompanying notes are an integral part of these financial statements.

Page 32	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Resolute Forest Products, Inc. (2)	7,357	129,557
Rock-Tenn Co.	5,350	326,243
(Cost $1,486,997)		1,495,971

Telecommunication Services — 0.6%
CenturyLink, Inc.	12,220	483,668
Premiere Global Services, Inc. (2)	2,450	26,019
(Cost $523,439)		509,687

Utilities — 1.1%
UGI Corp.	9,585	364,038
Vectren Corp.	11,535	533,262
(Cost $761,216)		897,300

Total Common Stocks (Cost $74,344,139)		80,571,752

Money Market Registered Investment Companies — 5.6%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	1,699,135	1,699,135
Meeder Money Market Fund - Institutional Class, 0.14% (6)	3,031,754	3,031,754
Total Money Market Registered Investment Companies (Cost $4,730,889)		4,730,889

Bank Obligations — 1.2%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (7)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (7)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (7)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (7)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (8)	300,000	299,991
Total U.S. Government Obligations (Cost $299,967)		299,991
Total Investments — 102.1% (Cost $80,372,812)(1)		86,600,449
Liabilities less Other Assets — (2.1%)		(1,753,290)
Total Net Assets — 100.0%		84,847,159

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (9)
Meeder Aggressive Growth Fund	1,600	16,752
Meeder Balanced Fund	857	9,410
Meeder Dynamic Growth Fund	571	5,721
Meeder Muirfield Fund	1,964	13,807
Meeder Quantex Fund	945	33,264
Meeder Utilities & Infrastructure Fund	178	5,420
Total Trustee Deferred Compensation (Cost $61,033)		84,374

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2015, notional value $4,104,800	40	53,290
Total Futures Contracts	40	53,290

(1)	Cost for federal income tax purposes of $80,398,881 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,426,710
Unrealized depreciation	(1,225,142)
Net unrealized appreciation (depreciation)	$6,201,568

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Pledged as collateral on futures contracts.

(9)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 33

Schedule of Investments
December 31, 2014

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 52.0%
Consumer Discretionary — 6.5%
Advance Auto Parts, Inc.	3,195	508,900
Aramark	20,050	624,558
AutoNation, Inc. (2)	8,325	502,913
AutoZone, Inc. (2)	1,630	1,009,149
Bed Bath & Beyond, Inc. (2)	6,795	517,575
Best Buy Co., Inc.	13,700	534,026
Choice Hotels International, Inc.	4,895	274,218
Cooper Tire & Rubber Co.	13,720	475,398
DeVry Education Group, Inc.	9,105	432,214
Expedia, Inc.	8,750	746,900
Gentherm, Inc. (2)	10,735	393,116
Home Depot, Inc./The	11,025	1,157,294
Iconix Brand Group, Inc. (2)	10,345	349,558
Lear Corp.	6,205	608,586
Murphy USA, Inc. (2)	7,500	516,450
Nexstar Broadcasting Group, Inc.	5,315	275,264
O'Reilly Automotive, Inc. (2)	2,625	505,628
Penn National Gaming, Inc. (2)	15,280	209,794
Scripps Networks Interactive, Inc.	6,485	488,126
Starz (2)	8,965	266,261
Target Corp.	10,585	803,507
Walt Disney Co./The	3,010	283,512
(Cost $10,919,984)		11,482,947

Consumer Staples — 5.5%
Altria Group, Inc.	16,860	830,692
Archer-Daniels-Midland Co.	29,690	1,543,880
Costco Wholesale Corp.	5,225	740,644
CVS Health Corp.	14,845	1,429,721
Dr Pepper Snapple Group, Inc.	3,225	231,168
Keurig Green Mountain, Inc.	3,270	432,932
Kroger Co./The	7,065	453,644
Monster Beverage Corp. (2)	2,390	258,957
PepsiCo, Inc.	13,995	1,323,367
Procter & Gamble Co./The	9,730	886,306
Sanderson Farms, Inc. (4)	4,315	362,568
Tyson Foods, Inc.	4,355	174,592
Wal-Mart Stores, Inc.	11,610	997,067
(Cost $9,195,411)		9,665,538

Energy — 2.3%
Anadarko Petroleum Corp.	3,645	300,713
Chevron Corp.	6,605	740,949
Exxon Mobil Corp.	19,575	1,809,709
Green Plains, Inc.	9,540	236,401
Marathon Petroleum Corp.	3,575	322,680

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Valero Energy Corp.	12,530	620,235
(Cost $4,249,568)		4,030,687

Financials — 6.7%
Allstate Corp./The	10,705	752,026
American Equity Investment Life Holding Co.	14,950	436,391
American International Group, Inc.	31,035	1,738,270
Bank of New York Mellon Corp./The	12,270	497,794
Berkshire Hathaway, Inc. (2)	12,930	1,941,440
Capital One Financial Corp.	8,630	712,407
DuPont Fabros Technology, Inc. (3)	5,925	196,947
Fulton Financial Corp.	20,530	253,751
Genworth Financial, Inc. (2)	25,540	217,090
Hanover Insurance Group, Inc./The	3,530	251,760
Investment Technology Group, Inc. (2)	6,215	129,396
Jones Lang LaSalle, Inc.	2,470	370,327
JPMorgan Chase & Co.	21,230	1,328,573
Northwest Bancshares, Inc.	6,570	82,322
PRA Group, Inc. (2)	7,025	406,958
Ryman Hospitality Properties, Inc. (3)	7,780	410,317
Springleaf Holdings, Inc. (2)	5,595	202,371
Travelers Cos., Inc./The	6,945	735,128
Wells Fargo & Co.	18,850	1,033,357
(Cost $10,921,537)		11,696,625

Healthcare — 8.6%
Abbott Laboratories	11,820	532,136
AbbVie, Inc.	7,205	471,495
Aetna, Inc.	3,155	280,259
Alexion Pharmaceuticals, Inc. (2)	1,475	272,919
Amsurg Corp. (2)	6,915	378,458
Anthem, Inc.	5,245	659,139
Cardinal Health, Inc.	3,890	314,040
Celgene Corp. (2)	8,600	961,996
Centene Corp. (2)	2,870	298,050
Gilead Sciences, Inc. (2)	14,885	1,403,060
HCA Holdings, Inc. (2)	8,755	642,529
Health Net, Inc./CA (2)	4,095	219,205
HealthSouth Corp.	7,590	291,911
Hospira, Inc. (2)	3,280	200,900
Humana, Inc.	3,160	453,871
Johnson & Johnson	16,710	1,747,365
LifePoint Hospitals, Inc. (2)	7,780	559,460
McKesson Corp.	2,845	590,565
Merck & Co., Inc.	19,380	1,100,590
Molina Healthcare, Inc. (2)	4,080	218,402

The accompanying notes are an integral part of these financial statements.

Page 34	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Pfizer, Inc.	42,510	1,324,187
Teva Pharmaceutical Industries, Ltd.	15,640	899,456
UnitedHealth Group, Inc.	6,525	659,612
VCA, Inc. (2)	11,630	567,195
(Cost $13,917,301)		15,046,800

Industrials — 6.1%
AECOM (2)	9,670	293,678
Avis Budget Group, Inc. (2)	11,485	761,800
AZZ, Inc.	1,810	84,925
Briggs & Stratton Corp.	6,300	128,646
Caterpillar, Inc.	5,440	497,923
CBIZ, Inc. (2)	4,155	35,567
CSX Corp.	14,540	526,784
Delta Air Lines, Inc.	13,675	672,673
Deluxe Corp.	6,805	423,611
FedEx Corp.	1,375	238,783
General Dynamics Corp.	4,260	586,261
General Electric Co.	14,675	370,837
Greenbrier Cos., Inc./The (4)	7,440	399,751
JetBlue Airways Corp. (2)	35,485	562,792
Lockheed Martin Corp.	3,720	716,360
Northrop Grumman Corp.	3,825	563,767
Quad/Graphics, Inc.	3,915	89,888
Raytheon Co.	5,420	586,281
Roper Industries, Inc.	4,170	651,980
Southwest Airlines Co.	16,385	693,413
Teledyne Technologies, Inc. (2)	2,805	288,186
Union Pacific Corp.	8,110	966,144
United Rentals, Inc. (2)	6,105	622,771
(Cost $10,210,026)		10,762,821

Information Technology — 14.3%
Apple, Inc.	33,655	3,714,838
Broadcom Corp.	14,280	618,752
Calix, Inc. (2)	6,380	63,928
CDW Corp./DE	16,685	586,811
Corning, Inc.	42,690	978,882
EarthLink Holdings Corp.	27,690	121,559
Electronic Arts, Inc. (2)	12,665	595,445
Emulex Corp. (2)	19,270	109,261
Entropic Communications, Inc. (2)	16,380	41,441
Fiserv, Inc. (2)	6,960	493,951
Google, Inc. - Class C (2)	2,065	1,087,016
Google, Inc. - Class A (2)	1,015	538,620
Hewlett-Packard Co.	52,450	2,104,819
Intel Corp.	62,860	2,281,189

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
International Business Machines Corp.	8,095	1,298,762
Lam Research Corp.	3,505	278,087
Lexmark International, Inc.	10,130	418,065
Micron Technology, Inc. (2)	20,280	710,003
Microsoft Corp.	27,290	1,267,621
Monolithic Power Systems, Inc.	2,485	123,604
NeuStar, Inc. (2)(4)	9,615	267,297
OmniVision Technologies, Inc. (2)	8,295	215,670
Oracle Corp.	50,035	2,250,074
PMC-Sierra, Inc. (2)	22,910	209,856
Rovi Corp. (2)	20,410	461,062
Science Applications International Corp.	4,570	226,352
Skyworks Solutions, Inc.	4,405	320,288
Take-Two Interactive Software, Inc. (2)	8,465	237,274
TeleTech Holdings, Inc. (2)	1,760	41,677
Tessera Technologies, Inc.	8,320	297,523
Texas Instruments, Inc.	19,590	1,047,379
Western Digital Corp.	10,050	1,112,535
Xerox Corp.	67,450	934,857
(Cost $20,799,399)		25,054,498

Materials — 0.8%
Celanese Corp.	4,485	268,921
Mosaic Co./The	14,270	651,426
Resolute Forest Products, Inc. (2)	6,610	116,402
Rock-Tenn Co.	4,810	293,314
(Cost $1,322,377)		1,330,063

Telecommunication Services — 0.8%
CenturyLink, Inc.	10,545	417,371
Premiere Global Services, Inc. (2)	3,980	42,268
Verizon Communications, Inc.	19,855	928,817
(Cost $1,444,138)		1,388,456

Utilities — 0.4%
Public Service Enterprise Group, Inc.	2,935	121,538
UGI Corp.	10,050	381,699
Vectren Corp.	6,040	279,229
(Cost $667,407)		782,466

Total Common Stocks (Cost $83,647,148)		91,240,901

Registered Investment Companies — 27.0%
DoubleLine Total Return Bond Fund	184,348	2,022,298
Eaton Vance Bond Fund	183,943	1,973,708
Federated Bond Fund	593,646	5,580,268

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 35

Schedule of Investments
December 31, 2014

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — continued
Fidelity Capital & Income Fund	104,516	1,011,717
Frost Total Return Bond Fund	93,596	998,668
Goldman Sachs Emerging Market Debt Fund	79,221	979,174
iShares 7-10 Year Treasury Bond ETF (11)	18,850	1,997,912
Ivy High Income Fund	320,270	2,584,576
John Hancock Bond Fund	62,306	998,765
Prudential Total Return Bond Fund	406,807	5,862,096
Putnam Absolute Return 300 Fund	145,760	1,510,071
Putnam Diversified Income Trust	367,103	2,767,953
Sentinel Total Return Bond Fund (5)	870,979	9,206,249
TCW Emerging Markets Income Fund	275,887	2,223,646
Thompson Bond Fund	388,896	4,433,414
Vanguard Total Bond Market ETF (11)	42,595	3,508,550
Total Registered Investment Companies (Cost $48,769,865)		47,659,065

Money Market Registered Investment Companies — 20.1%
Fidelity Institutional Money Market Portfolio, 0.11% (6)	1,034,856	1,034,856
Meeder Money Market Fund - Institutional Class, 0.14% (7)	34,211,013	34,211,013
Total Money Market Registered Investment Companies (Cost $35,245,869)		35,245,869

Bank Obligations — 0.6%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (8)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (8)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (8)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (8)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

U.S. Government Obligations — 0.5%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (9)	800,000	799,976
Total U.S. Government Obligations (Cost $799,932)		799,976
Total Investments — 100.2% (Cost $169,460,631)(1)		175,943,628
Liabilities less Other Assets — (0.2%)		(409,927)
Total Net Assets — 100.0%		175,533,701

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (10)
Meeder Aggressive Growth Fund	2,700	28,269
Meeder Balanced Fund	1,452	15,943
Meeder Dynamic Growth Fund	965	9,669
Meeder Muirfield Fund	2,519	17,709
Meeder Quantex Fund	934	32,877
Meeder Utilities & Infrastructure Fund	300	9,135
Total Trustee Deferred Compensation (Cost $88,318)		113,602

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2015, notional value $23,294,740	227	350,320
Russell 2000 Mini Index Futures expiring March 2015, notional value $6,964,060	58	(5,314)
Total Futures Contracts	285	345,006

(1)	Cost for federal income tax purposes of $169,564,033 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,735,088
Unrealized depreciation	(2,355,493)
Net unrealized appreciation (depreciation)	$6,379,595

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days. As of December 31, 2014, the fair value of illiquid securities held by the Fund was $1,583,874 or 0.90% of net assets.

(6)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(8)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(9)	Pledged as collateral on futures contracts.

(10)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(11)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 36	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 65.6%
Consumer Discretionary — 7.8%
Advance Auto Parts, Inc.	4,555	725,520
Aramark	11,475	357,446
AutoZone, Inc. (2)	1,505	931,761
Bed Bath & Beyond, Inc. (2)	9,730	741,134
CST Brands, Inc.	4,540	197,989
Dana Holding Corp.	9,220	200,443
Expedia, Inc.	8,000	682,880
Harman International Industries, Inc.	4,665	497,802
Hilton Worldwide Holdings, Inc. (2)	23,440	611,550
Interpublic Group of Cos., Inc./The	19,455	404,080
Leggett & Platt, Inc.	9,490	404,369
Nexstar Broadcasting Group, Inc.	5,765	298,569
Scripps Networks Interactive, Inc.	9,565	719,958
Starz (2)	24,100	715,770
Target Corp.	13,840	1,050,594
(Cost $8,281,422)		8,539,865

Consumer Staples — 6.1%
Bunge, Ltd.	6,495	590,460
Dr Pepper Snapple Group, Inc.	12,415	889,907
Energizer Holdings, Inc.	5,285	679,440
Molson Coors Brewing Co.	9,340	696,017
PepsiCo, Inc.	11,150	1,054,344
Reynolds American, Inc.	9,400	604,138
Spectrum Brands Holdings, Inc.	5,815	556,379
Tyson Foods, Inc.	9,760	391,278
Wal-Mart Stores, Inc.	13,835	1,188,150
(Cost $6,122,155)		6,650,113

Energy — 8.4%
Anadarko Petroleum Corp.	9,735	803,138
Chevron Corp.	6,790	761,702
Devon Energy Corp.	13,015	796,648
Exxon Mobil Corp.	13,630	1,260,093
Forum Energy Technologies, Inc. (2)	12,685	262,960
Green Plains, Inc.	14,705	364,390
Marathon Petroleum Corp.	12,105	1,092,597
Murphy Oil Corp.	11,345	573,149
National Oilwell Varco, Inc.	14,235	932,820
Oil States International, Inc. (2)	10,135	495,602
PBF Energy, Inc.	13,720	365,501
Superior Energy Services, Inc.	10,425	210,064
Tesoro Corp.	11,660	866,921
Valero Energy Corp.	8,640	427,680
(Cost $10,043,892)		9,213,265

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Financials — 13.0%
Alleghany Corp. (2)	900	417,150
Allstate Corp./The	10,850	762,213
American International Group, Inc.	20,740	1,161,647
Ashford Hospitality Trust, Inc. (3)	50,835	532,751
Ashford, Inc. (2)	584	54,896
DiamondRock Hospitality Co. (3)	91,185	1,355,920
Equity LifeStyle Properties, Inc. (3)	16,625	857,019
Erie Indemnity Co.	5,510	500,143
Fulton Financial Corp.	20,990	259,436
Genworth Financial, Inc. (2)	86,395	734,358
Hanover Insurance Group, Inc./The	3,630	258,892
Jones Lang LaSalle, Inc.	3,625	543,496
LaSalle Hotel Properties (3)	21,300	862,011
Pebblebrook Hotel Trust (3)	20,150	919,445
Post Properties, Inc. (3)	14,520	853,340
PRA Group, Inc. (2)	8,750	506,888
Retail Properties of America, Inc. (3)	46,970	783,929
Ryman Hospitality Properties, Inc. (3)	17,200	907,128
Sunstone Hotel Investors, Inc. (3)	66,640	1,100,226
Travelers Cos., Inc./The	8,900	942,065
(Cost $13,208,319)		14,312,953

Healthcare — 7.6%
AbbVie, Inc.	7,225	472,804
Aetna, Inc.	2,305	204,753
Alere, Inc. (2)	6,690	254,220
Alexion Pharmaceuticals, Inc. (2)	1,060	196,132
Anthem, Inc.	1,555	195,417
Centene Corp. (2)	2,265	235,220
Cigna Corp.	7,165	737,350
Gilead Sciences, Inc. (2)	11,280	1,063,253
Health Net, Inc./CA (2)	5,000	267,650
Hill-Rom Holdings, Inc.	5,480	249,998
Hologic, Inc. (2)	22,315	596,703
Hospira, Inc. (2)	2,470	151,288
LifePoint Hospitals, Inc. (2)	8,450	607,640
MedAssets, Inc. (2)	17,065	337,204
Merck & Co., Inc.	13,165	747,640
Molina Healthcare, Inc. (2)	2,045	109,469
Pfizer, Inc.	16,460	512,729
UnitedHealth Group, Inc.	7,460	754,131
VCA, Inc. (2)	12,430	606,211
(Cost $7,785,528)		8,299,812

Industrials — 5.8%
Cintas Corp.	8,380	657,327

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 37

Schedule of Investments
December 31, 2014

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Curtiss-Wright Corp.	3,545	250,242
Delta Air Lines, Inc.	21,460	1,055,617
Deluxe Corp.	5,060	314,985
FedEx Corp.	5,885	1,021,989
General Dynamics Corp.	5,605	771,360
Huntington Ingalls Industries, Inc.	5,690	639,897
Polypore International, Inc. (2)	5,240	246,542
Regal-Beloit Corp.	4,235	318,472
Southwest Airlines Co.	14,530	614,910
Stanley Black & Decker, Inc.	5,135	493,371
(Cost $5,824,190)		6,384,712

Information Technology — 13.3%
Broadcom Corp.	14,195	615,069
Broadridge Financial Solutions, Inc.	17,465	806,534
Cisco Systems, Inc.	32,005	890,219
Computer Sciences Corp.	16,060	1,012,583
Electronic Arts, Inc. (2)	4,780	224,732
Fair Isaac Corp.	3,465	250,520
Hewlett-Packard Co.	33,235	1,333,721
Intel Corp.	31,970	1,160,191
Itron, Inc. (2)	5,940	251,203
Lam Research Corp.	2,160	171,374
Lexmark International, Inc.	13,995	577,574
Micron Technology, Inc. (2)	15,145	530,226
Monolithic Power Systems, Inc.	1,680	83,563
NeuStar, Inc. (2)(4)	19,400	539,320
OmniVision Technologies, Inc. (2)	18,645	484,770
Oracle Corp.	32,680	1,469,619
PMC-Sierra, Inc. (2)	21,955	201,108
Skyworks Solutions, Inc.	4,100	298,111
Tessera Technologies, Inc.	5,110	182,734
Visa, Inc.	4,665	1,223,163
Western Digital Corp.	10,780	1,193,346
Xerox Corp.	79,000	1,094,940
(Cost $12,425,311)		14,594,620

Materials — 1.6%
Ball Corp.	3,580	244,049
Celanese Corp.	8,090	485,076
Rock-Tenn Co.	17,230	1,050,685
(Cost $1,643,693)		1,779,810

Telecommunication Services — 0.7%
Verizon Communications, Inc.	16,020	749,416
(Cost $785,608)		749,416

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Utilities — 1.4%
UGI Corp.	21,667	822,913
Vectren Corp.	15,865	733,439
(Cost $1,277,913)		1,556,352

Total Common Stocks (Cost $67,398,031)		72,080,918

Registered Investment Companies — 29.8%
iShares MSCI EAFE Index Fund (4)(10)	135,790	8,261,464
iShares MSCI Emerging Markets Index Fund (10)	218,275	8,576,025
Ivy International Core Equity Fund	469,542	8,024,467
Oppenheimer Developing Markets Fund	225,734	7,914,232
Total Registered Investment Companies (Cost $34,545,570)		32,776,188

Money Market Registered Investment Companies — 10.4%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	7,805,936	7,805,936
Meeder Money Market Fund - Institutional Class, 0.14% (6)	3,575,894	3,575,894
Total Money Market Registered Investment Companies (Cost $11,381,830)		11,381,830

Bank Obligations — 0.9%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (7)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (7)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (7)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (7)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (8)	400,000	399,988
Total U.S. Government Obligations (Cost $399,960)		399,988
Total Investments — 107.1% (Cost $114,723,208)(1)		117,636,741
Liabilities less Other Assets — (7.1%)		(7,792,155)
Total Net Assets — 100.0%		109,844,586

The accompanying notes are an integral part of these financial statements.

Page 38	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (9)
Meeder Aggressive Growth Fund	2,342	24,521
Meeder Balanced Fund	1,263	13,868
Meeder Dynamic Growth Fund	839	8,407
Meeder Muirfield Fund	2,197	15,445
Meeder Quantex Fund	809	28,477
Meeder Utilities & Infrastructure Fund	260	7,917
Total Trustee Deferred Compensation (Cost $77,242)		98,635

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2015, notional value $3,489,080	34	22,644
Russell 2000 Mini Index Futures expiring March 2015, notional value $1,200,700	10	42,610
Total Futures Contracts	44	65,254

(1)	Cost for federal income tax purposes of $115,584,565 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,841,261
Unrealized depreciation	(4,789,085)
Net unrealized appreciation (depreciation)	$2,052,176

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Pledged as collateral on futures contracts.

(9)	Assets of affiliates to the Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(10)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 39

Schedule of Investments
December 31, 2014

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 90.8%
Consumer Discretionary — 18.5%
AutoNation, Inc. (2)	10,445	630,982
Cablevision Systems Corp.	28,965	597,838
Darden Restaurants, Inc.	9,555	560,210
DR Horton, Inc.	23,275	588,625
Family Dollar Stores, Inc.	7,380	584,570
Fossil Group, Inc. (2)	4,330	479,504
GameStop Corp. (4)	10,545	356,421
Gannett Co., Inc.	17,555	560,531
Goodyear Tire & Rubber Co./The	21,775	622,112
Graham Holdings Co.	780	673,693
H&R Block, Inc.	17,880	602,198
Harman International Industries, Inc.	6,340	676,541
Hasbro, Inc.	9,440	519,106
International Game Technology	28,590	493,178
Interpublic Group of Cos., Inc./The	29,340	609,392
Leggett & Platt, Inc.	16,785	715,209
Lennar Corp.	13,070	585,667
PetSmart, Inc.	7,110	578,007
PulteGroup, Inc.	25,400	545,084
Urban Outfitters, Inc. (2)	14,000	491,820
(Cost $8,263,944)		11,470,688

Consumer Staples — 1.4%
Avon Products, Inc.	30,045	282,123
Safeway, Inc.	15,940	559,813
(Cost $812,644)		841,936

Energy — 5.5%
Denbury Resources, Inc.	31,475	255,892
Diamond Offshore Drilling, Inc. (4)	9,140	335,529
Nabors Industries, Ltd.	30,460	395,371
Newfield Exploration Co. (2)	21,095	572,095
Peabody Energy Corp.	26,470	204,878
QEP Resources, Inc.	16,945	342,628
Rowan Cos. Plc	14,690	342,571
Tesoro Corp.	8,830	656,511
WPX Energy, Inc. (2)	25,480	296,332
(Cost $4,700,304)		3,401,807

Financials — 14.1%
Apartment Investment & Management Co. (3)	20,045	744,672
Assurant, Inc.	7,825	535,465
E*TRADE Financial Corp. (2)	26,452	641,593
Genworth Financial, Inc. (2)	33,450	284,325
Hudson City Bancorp, Inc.	55,045	557,055

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Huntington Bancshares, Inc./OH	53,815	566,134
Iron Mountain, Inc. (3)	18,548	717,066
Kimco Realty Corp. (3)	26,185	658,291
Legg Mason, Inc.	11,945	637,505
Macerich Co./The (3)	8,775	731,923
NASDAQ OMX Group, Inc./The	13,040	625,398
People's United Financial, Inc.	34,330	521,129
Plum Creek Timber Co., Inc. (3)	11,115	475,611
Torchmark Corp.	9,972	540,183
Wells Fargo & Co. Preferred (2)	1	—
Zions Bancorporation	17,330	494,078
(Cost $6,301,196)		8,730,428

Healthcare — 9.6%
DENTSPLY International, Inc.	10,710	570,522
Edwards Lifesciences Corp. (2)	7,855	1,000,569
Hospira, Inc. (2)	12,575	770,219
Laboratory Corp. of America Holdings (2)	5,660	610,714
Patterson Cos., Inc.	12,605	606,301
PerkinElmer, Inc.	12,595	550,779
Quest Diagnostics, Inc.	9,660	647,800
Tenet Healthcare Corp. (2)	12,352	625,876
Varian Medical Systems, Inc. (2)	6,660	576,157
(Cost $4,271,373)		5,958,937

Industrials — 11.8%
ADT Corp./The	12,775	462,838
Allegion PLC	11,705	649,160
Cintas Corp.	8,655	678,898
Dun & Bradstreet Corp./The	4,230	511,661
Jacobs Engineering Group, Inc. (2)	8,315	371,597
Joy Global, Inc.	8,835	411,004
Masco Corp.	22,715	572,418
Pitney Bowes, Inc.	22,285	543,085
Quanta Services, Inc. (2)	16,455	467,157
Robert Half International, Inc.	12,365	721,869
Ryder System, Inc.	7,090	658,307
Snap-on, Inc.	4,740	648,148
Xylem, Inc./NY	15,005	571,240
(Cost $5,512,619)		7,267,382

Information Technology — 10.0%
Blackhawk Network Holdings, Inc. (2)	2,616	98,597
Computer Sciences Corp.	9,255	583,528
Electronic Arts, Inc. (2)	22,645	1,064,654
F5 Networks, Inc. (2)	5,695	742,998
First Solar, Inc. (2)	9,500	423,653

The accompanying notes are an integral part of these financial statements.

Page 40	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
FLIR Systems, Inc.	17,245	557,186
Harris Corp.	7,210	517,822
Jabil Circuit, Inc.	29,785	650,207
Teradata Corp. (2)	11,370	496,642
Total System Services, Inc.	15,605	529,946
VeriSign, Inc. (2)	8,655	493,335
(Cost $4,612,060)		6,158,568

Materials — 10.2%
Airgas, Inc.	4,625	532,708
Allegheny Technologies, Inc.	14,550	505,904
Avery Dennison Corp.	10,175	527,879
Ball Corp.	10,005	682,041
Bemis Co., Inc.	12,680	573,263
Cliffs Natural Resources, Inc. (4)	19,775	141,194
International Flavors & Fragrances, Inc.	6,045	612,721
MeadWestvaco Corp.	14,060	624,123
Owens-Illinois, Inc. (2)	14,515	391,760
Sealed Air Corp.	15,245	646,845
United States Steel Corp.	17,595	470,490
Vulcan Materials Co.	8,705	572,180
(Cost $5,623,195)		6,281,108

Telecommunication Services — 2.1%
Frontier Communications Corp.	111,630	744,571
Windstream Holdings, Inc. (4)	65,155	536,877
(Cost $1,099,258)		1,281,448

Utilities — 7.6%
AGL Resources, Inc.	10,996	599,392
CMS Energy Corp.	19,315	671,196
Integrys Energy Group, Inc.	9,535	742,300
Pepco Holdings, Inc.	27,145	731,014
Pinnacle West Capital Corp.	9,805	669,780
SCANA Corp.	11,015	665,306
TECO Energy, Inc.	30,110	616,954
(Cost $3,643,957)		4,695,942

Total Common Stocks (Cost $44,840,550)		56,088,244

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 9.7%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	1,394,775	1,394,775
Meeder Money Market Fund - Institutional Class, 0.14% (6)	4,609,306	4,609,306
Total Money Market Registered Investment Companies (Cost $6,004,081)		6,004,081

Bank Obligations — 1.5%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (7)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (7)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (7)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (7)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

U.S. Government Obligations — 0.5%
U.S. Treasury Bill, 0.07%, due 3/5/2015 (8)	300,000	299,991
Total U.S. Government Obligations (Cost $299,967)		299,991
Total Investments — 102.5% (Cost $52,142,415)(1)		63,390,133
Liabilities less Other Assets — (2.5%)		(1,556,393)
Total Net Assets — 100.0%		61,833,740

Trustee Deferred Compensation (9)
Meeder Aggressive Growth Fund	1,193	12,491
Meeder Balanced Fund	639	7,016
Meeder Dynamic Growth Fund	425	4,259
Meeder Muirfield Fund	2,191	15,403
Meeder Quantex Fund	1,312	46,182
Meeder Utilities & Infrastructure Fund	133	4,050
Total Trustee Deferred Compensation (Cost $59,369)		89,401

2014 Annual Report | December 31, 2014	Page 41

Schedule of Investments
December 31, 2014

Quantex FundTM
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors Mid Cap 400 E-Mini expiring March 2015, notional value $5,794,400	40	121,290
Total Futures Contracts	40	121,290

(1)	Cost for federal income tax purposes of $52,204,558 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$13,872,492
Unrealized depreciation	(2,686,917)
Net unrealized appreciation (depreciation)	$11,185,575

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	All or a portion of this security is on loan.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Pledged as collateral on Futures Contracts.

(9)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 42	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Utilities & Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 96.0%
Electric Utility — 11.8%
AES Corp.	64,157	883,442
Covanta Holding Corp.	38,397	845,118
General Electric Co.	42,745	1,080,166
ITC Holdings Corp.	28,592	1,155,975
MDU Resources Group, Inc.	66,372	1,559,742
(Cost $4,600,088)		5,524,443

Natural Gas Distribution — 14.1%
Energy Transfer Equity, L.P.	28,075	1,610,944
MarkWest Energy Partners, L.P.	15,360	1,032,038
National Grid PLC - ADR (3)	11,598	819,515
ONEOK, Inc.	15,242	758,899
WGL Holdings, Inc.	22,824	1,246,647
Williams Cos., Inc./The	26,477	1,189,876
(Cost $3,468,976)		6,657,919

Oil Exploration & Production — 3.3%
Energen Corp.	10,407	663,550
EQT Corp.	11,904	901,133
(Cost $1,210,655)		1,564,683

Pipelines — 16.1%
Enterprise Products Partners, L.P.	52,584	1,899,334
Kinder Morgan, Inc.	58,642	2,481,075
National Fuel Gas Co.	18,940	1,316,898
Questar Corp.	41,628	1,052,356
Spectra Energy Corp.	21,454	778,780
(Cost $5,256,433)		7,528,443

Telecommunication Services — 23.0%
American Tower Corp. (4)	15,449	1,527,134
AT&T, Inc.	39,122	1,314,108
BCE, Inc.	17,331	794,800
Corning, Inc.	79,142	1,814,726
QUALCOMM, Inc.	18,325	1,362,097
Telefonaktiebolaget LM Ericsson - ADR (3)	85,513	1,034,707
Telephone & Data Systems, Inc.	58,560	1,478,640
Verizon Communications, Inc.	22,755	1,064,479
Vodafone Group PLC - ADR (3)	11,173	381,781
(Cost $9,186,293)		10,772,472

Utility Services — 22.2%
Cummins, Inc.	7,959	1,147,449
Fluor Corp.	10,516	637,585
Macquarie Infrastructure Company, LLC	28,000	1,990,520
MasTec, Inc. (2)	42,489	960,676
OGE Energy Corp.	23,374	829,310
Ormat Technologies, Inc.	22,020	598,504
Quanta Services, Inc. (2)	36,107	1,025,078
Pattern Energy Group, Inc.	34,848	859,352

Utilities & Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
UGI Corp.	27,337	1,038,259
UIL Holding Corp.	30,131	1,311,904
(Cost $9,690,818)		10,398,637

Water Utility — 5.2%
American Water Works Co., Inc.	16,841	897,625
Veolia Environnement SA - ADR (3)	85,295	1,536,163
(Cost $2,166,968)		2,433,788

Total Common Stocks (Cost $35,580,231)		44,880,385

Money Market Registered Investment Companies — 4.1%
Fidelity Institutional Money Market Portfolio, 0.11% (5)	3	3
Meeder Money Market Fund - Institutional Class, 0.14% (6)	1,919,031	1,919,031
Total Money Market Registered Investment Companies (Cost $1,919,034)		1,919,034
Total Investments — 100.1% (Cost $37,499,265)(1)		46,799,419
Liabilities less Other Assets — (0.1%)		(53,918)
Total Net Assets — 100.0%		46,745,501

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,374	14,386
Meeder Balanced Fund	736	8,081
Meeder Dynamic Growth Fund	488	4,890
Meeder Muirfield Fund	2,080	14,622
Meeder Quantex Fund	1,151	40,515
Meeder Utilities & Infrastructure Fund	152	4,628
Total Trustee Deferred Compensation (Cost $59,355)		87,122
(1)	Cost for federal income tax purposes of $37,668,160 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,586,546
Unrealized depreciation	(455,287)
Net unrealized appreciation (depreciation)	$9,131,259

(2)	Represents non-income producing securities.

(3)	American Depositary Receipt.

(4)	Real estate investment trust.

(5)	Investment purchased as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2014.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(7)	Assets of affiliates to the Utilities & Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 43

Schedule of Investments
December 31, 2014

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 95.3%
AllianceBernstein Bond Fund, Inc. - High Income Fund	922,229	8,263,175
DoubleLine Total Return Bond Fund	864,045	9,478,570
Eaton Vance Bond Fund	367,886	3,947,416
Federated Bond Fund	1,058,881	9,953,482
Fidelity Capital & Income Fund	998,293	9,663,479
Frost Total Return Bond Fund	655,310	6,992,161
Goldman Sachs Emerging Market Debt Fund	159,494	1,971,344
Guggenheim Total Return Bond Fund	162,882	4,394,549
iShares 7-10 Year Treasury Bond ETF (6)	47,120	4,994,249
iShares iBoxx $ High Yield Corporate Bond ETF (6)	33,090	2,964,864
iShares JP Morgan USD Emerging Markets Bond ETF (6)	71,380	7,831,100
Ivy High Income Fund	706,446	5,701,018
John Hancock Bond Fund	435,959	6,988,418
Prudential Total Return Bond Fund	571,772	8,239,236
Putnam Absolute Return 300 Fund	856,589	8,874,261
Sentinel Total Return Bond Fund (7)	869,390	9,189,449
SPDR Barclays High Yield Bond ETF (6)	76,510	2,954,051
TCW Emerging Markets Income Fund	877,368	7,071,586
Thompson Bond Fund	691,782	7,886,318
Vanguard Total Bond Market ETF (6)	109,480	9,017,867
Total Registered Investment Companies (Cost $139,213,188)		136,376,593

Money Market Registered Investment Companies — 4.6%
Meeder Money Market Fund - Institutional Class, 0.14% (2)	6,508,078	6,508,078
Total Money Market Registered Investment Companies (Cost $6,508,078)		6,508,078

Bank Obligations — 0.7%
Capital Bank Deposit Account, 0.65%, 1/2/2015 (3)	249,603	249,603
EverBank Money Market Account, 0.61%, 1/2/2015 (3)	249,558	249,558
Mid America Bank Demand Deposit Account, 0.50%, 1/2/2015 (3)	249,386	249,386
Pacific Mercantile Bank Deposit Account, 0.55%, 1/2/2015 (3)	249,270	249,270
Total Bank Obligations (Cost $997,817)		997,817

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.2%
Government National Mortgage Association, 6.50%, due 7/20/2038	36,944	46,239
U.S. Treasury Bill, 0.07%, due 3/5/2015 (4)	200,000	199,994
Total U.S. Government Obligations (Cost $244,528)		246,233
Total Investments — 100.8% (Cost $146,963,611)(1)		144,128,721
Liabilities less Other Assets — (0.8%)		(1,083,201)
Total Net Assets — 100.0%		143,045,520

Trustee Deferred Compensation (5)
Meeder Aggressive Growth Fund	908	9,507
Meeder Balanced Fund	496	5,446
Meeder Dynamic Growth Fund	344	3,447
Meeder Muirfield Fund	900	6,327
Meeder Quantex Fund	284	9,997
Meeder Utilities & Infrastructure Fund	106	3,228
Total Trustee Deferred Compensation (Cost $33,246)		37,952

(1)	Cost for federal income tax purposes of $147,338,904 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$316,383
Unrealized depreciation	(3,526,566)
Net unrealized appreciation (depreciation)	$(3,210,183)

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2014.

(3)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Pledged as collateral on futures contracts.

(5)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(6)	Exchange-traded fund.

(7)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days. As of December 31, 2014, the fair value of illiquid securities held by the Fund was $1,567,074 or 1.10% of net assets.

The accompanying notes are an integral part of these financial statements.

Page 44	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Money Market Fund
Security Description	Coupon/Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Bank Obligations — 9.1%
American National Bank Deposit Account	0.20	%(2)	01/02/15	249,373	249,373
Bank Midwest Deposit Account	0.65	%(2)	01/02/15	249,124	249,124
Capital Bank Deposit Account	0.65	%(2)	01/02/15	249,133	249,133
Columbus First Bank Demand Deposit Account	0.45	%(2)	01/02/15	249,000	249,000
EverBank Money Market Account	0.61	%(2)	01/02/15	249,116	249,116
FICA Bank Deposit Program (3)	0.23%		—	15,030,947	15,030,947
First Merchants Bank Demand Account	0.25	%(2)	01/02/15	249,470	249,470
Metro City Bank Deposit Account	0.45	%(2)	01/02/15	249,000	249,000
Mid America Bank Demand Deposit Account	0.50	%(2)	01/02/15	249,096	249,096
Nationwide Bank Deposit Account	0.60	%(2)	01/02/15	249,106	249,106
Pacific Mercantile Bank Deposit Account	0.55	%(2)	01/02/15	249,270	249,270
Plaza Bank Deposit Account	0.55	%(2)	01/02/15	249,000	249,000
PNC Bank Deposit Account	0.20	%(2)	01/02/15	249,373	249,373
TD Bank Demand Deposit Account	0.20	%(2)	01/02/15	249,375	249,375
The PrivateBank Deposit Account	0.25	%(2)	01/02/15	249,227	249,227
Total Bank Obligations (Cost $18,519,610)					18,519,610

Certificates of Deposit — 12.2%
American Express Bank	0.35%		03/18/15	249,000	249,000
AmericanWest Bank WA	0.30%		06/18/15	249,000	249,000
Apple Bank for Savings	0.30%		06/11/15	249,000	249,000
Banco Popular de Puerto Rico	0.60%		12/24/15	248,000	248,000
Bank Hapoalim BM of NY	0.40%		07/17/15	249,000	249,000
Bank of Baroda	0.50%		06/23/15	248,000	248,000
Bank of China NY	0.35%		06/04/15	249,000	249,000
Bank of India NY	0.40%		03/18/15	249,000	249,000
Bank of the West	0.30%		06/04/15	249,000	249,000
Bank Tennessee	0.30%		05/05/15	249,000	249,000
Bank United NA	0.30%		06/19/15	249,000	249,000

Money Market Fund
Security Description	Coupon/Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
Bankers Bank of KS	0.45%	12/22/15	249,000	249,000
Bankers Bank of the West	0.40%	12/17/15	249,000	249,000
Bankers Bank OK	0.30%	11/12/15	249,000	249,000
Barclays Bank Delaware	0.45%	12/17/15	248,000	248,000
BBCN Bank	0.35%	08/14/15	249,000	249,000
Beal Bank SSB	0.50%	09/16/15	249,000	249,000
Beal Bank USA	0.50%	09/30/15	249,000	249,000
Biddeford Savings Bank	0.35%	07/29/15	249,000	249,000
Blue Hills Bank	0.25%	03/30/15	249,000	249,000
Brand Banking Company	0.30%	01/26/15	249,000	249,000
Bremer Bank NA	0.35%	11/05/15	249,000	249,000
Bridge Community Bank	0.30%	04/17/15	249,000	249,000
Capital Bank Miami FL	0.45%	08/13/15	249,000	249,000
Cardinal Bank NA	0.25%	01/12/15	249,000	249,000
Cathay Bank	0.25%	03/05/15	249,000	249,000
Celtic Bank	0.30%	11/06/15	249,000	249,000
Central Bank Tampa	0.40%	12/23/15	249,000	249,000
Citizens Bank of Pennsylvania	0.35%	03/30/15	249,000	249,000
Cole Taylor Bank	0.30%	05/29/15	249,000	249,000
Comenity Capital Bank	0.35%	06/02/15	249,000	249,000
Community Bank of Chesapeake	0.30%	09/30/15	249,000	249,000
Currie State Bank	0.30%	06/10/15	249,000	249,000
Customers Bank	0.45%	01/15/15	248,000	248,000
Discover Bank	0.30%	06/04/15	249,000	249,000
Dollar Bank FSB PA	0.40%	11/17/15	249,000	249,000
Enerbank USA	0.45%	11/25/15	248,000	248,000
Enterprise Bank & Trust	0.20%	04/30/15	249,000	249,000
Enterprise Bank PA	0.30%	01/16/15	249,000	249,000
Espirito Santo Bank	0.40%	12/08/15	249,000	249,000
F&M Bank TN	0.40%	09/25/15	249,000	249,000
Federal Savings Bank	0.30%	06/05/15	249,000	249,000
First Bank of Puerto Rico	0.35%	05/29/15	249,000	249,000
First Merit Bank OH	0.45%	07/16/15	249,000	249,000
First Niagara Bank NY	0.35%	01/20/15	249,000	249,000
First Savings Bank FSB	0.20%	04/30/15	249,000	249,000
First Source Bank	0.30%	04/23/15	249,000	249,000
Flushing Bank	0.50%	12/10/15	249,000	249,000
GE Capital Bank	0.40%	11/16/15	249,000	249,000
Goldman Sachs Bank USA	0.40%	07/16/15	249,000	249,000
Grand River Bank MI	0.30%	08/05/15	249,000	249,000
Hardin County Bank	0.40%	10/23/15	249,000	249,000
Homestreet Bank	0.25%	05/04/15	249,000	249,000

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 45

Schedule of Investments
December 31, 2014

Money Market Fund
Security Description	Coupon/Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
Inland Bank & Trust Oak Brook	0.30%	06/01/15	249,000	249,000
Investors Bank Short Hills	0.30%	02/17/15	249,000	249,000
Lakeside Bank	0.45%	12/23/15	249,000	249,000
Lincoln Savings Bank	0.40%	09/11/15	249,000	249,000
Mahopac National Bank NY	0.30%	07/31/15	249,000	249,000
Mbank Manistique MI	0.20%	02/26/15	249,000	249,000
Medallion Bank UT	0.45%	08/03/15	249,000	249,000
Merchants Bank of Indiana	0.30%	01/12/15	249,000	249,000
Meridian Bank Berwyn PA	0.35%	10/16/15	249,000	249,000
Merrick Bank	0.30%	03/11/15	249,000	249,000
Mizrahi Tefahot Bank LA	0.25%	01/29/15	249,000	249,000
Mizuho Corp. Bank USA	0.35%	04/01/15	249,000	249,000
MVB Bank Inc	0.30%	09/23/15	249,000	249,000
Northfield Bank	0.45%	12/09/15	248,000	248,000
Pacific Continental Bank	0.30%	07/23/15	249,000	249,000
Pacific Premier Bank	0.35%	10/23/15	249,000	249,000
Pacific Western Bank	0.45%	11/19/15	249,000	249,000
Passumpsic Savings Bank	0.25%	05/18/15	249,000	249,000
Plains Capital Bank TX	0.35%	10/15/15	249,000	249,000
Putnam First Mercantile Bank	0.40%	12/10/15	249,000	249,000
RBS Citizens NA RI	0.35%	03/30/15	249,000	249,000
Reliant Bank Brentwood	0.30%	05/06/15	249,000	249,000
Ridgestone Bank	0.20%	02/26/15	249,000	249,000
S&T Bank	0.40%	06/26/15	249,000	249,000
Safra National Bank	0.50%	07/30/15	249,000	249,000
Sallie Mae Bank Murray	0.25%	02/19/15	249,000	249,000
Santander Bank NA	0.50%	07/22/15	248,000	248,000
Southeast Bank	0.30%	06/12/15	249,000	249,000
Southern First Bank	0.40%	12/23/15	249,000	249,000
Standard Bank & Trust Co	0.40%	09/11/15	249,000	249,000
State Bank of India	0.35%	01/14/15	249,000	249,000
Stearns Bank	0.45%	12/18/15	248,000	248,000
Sterling Bank	0.40%	10/30/15	249,000	249,000
Sterling Bank & Trust	0.30%	02/11/15	249,000	249,000
Summit Community Bank	0.25%	06/22/15	249,000	249,000
Synchrony Bank	0.45%	06/19/15	249,000	249,000
Synovus Bank GA	0.40%	06/24/15	249,000	249,000
TCF National Bank	0.35%	07/16/15	249,000	249,000
TCM Bank NA	0.30%	03/19/15	249,000	249,000
Town North Bank	0.40%	07/24/15	249,000	249,000

Money Market Fund
Security Description	Coupon/Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
Trans Alliance Bank	0.40%		12/31/15	249,000	249,000
United Bank	0.30%		11/03/15	249,000	249,000
Valley Central Savings Bank	0.40%		12/04/15	249,000	249,000
Volunteer State Bank TN	0.20%		05/07/15	249,000	249,000
Wilshire State Bank	0.35%		07/31/15	249,000	249,000
Xenith Bank	0.25%		03/17/15	249,000	249,000
Total Certificates of Deposit (Cost $24,643,000)					24,643,000

Corporate Obligations — 11.8%
Bath Technologies (5)	0.27	%(2)	01/02/15	505,000	505,000
Caterpillar Financial Power Investment Floating Rate Demand Note	0.45	%(4)	01/02/15	9,906,686	9,906,686
GE Demand Note	0.45	%(4)	01/02/15	1,470,000	1,470,000
Royal Bank of Canada	0.23	%(2)	06/10/15	5,000,000	5,000,242
Springside Corp. Exchange Partners, LLC (5)	0.15	%(2)	01/02/15	2,000,000	2,000,000
Toyota Motor Credit	0.21	%(2)	01/03/15	2,000,000	2,000,000
Toyota Motor Credit	0.21	%(2)	01/08/15	2,000,000	2,000,000
Toyota Motor Credit	0.22	%(2)	01/09/15	1,000,000	1,000,000
Total Corporate Obligations (Cost $23,881,928)					23,881,928

Repurchase Agreements — 14.8%
G.X. Clarke (Collateralized by $10,195,000 Farm Credit Banks, 0.184%, due 6/20/17, fair value $10,200,721)(proceeds $10,000,000), purchase date 12/31/14	0.18%		01/02/15	10,000,000	10,000,000
G.X. Clarke (Collateralized by $10,155,000 various Federal Home Loan Banks and Farm Credit Banks, 0.184% - 2.44%, due 6/20/17 - 12/20/24, fair value $10,204,676)(proceeds $10,000,000), purchase date 12/29/14	0.26%		01/05/15	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

Page 46	2014 Annual Report | December 31, 2014

Schedule of Investments
December 31, 2014

Money Market Fund
Security Description	Coupon/Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Repurchase Agreements — continued
G.X. Clarke (Collateralized by $10,195,000 various Federal Home Loan Banks and Farm Credit Banks, 0.184% - 1.00%, due 9/28/16 - 6/21/17, fair value $10,200,798)(proceeds $10,000,000), purchase date 12/30/14	0.26%		01/06/15	10,000,000	10,000,000
Total Repurchase Agreements (Cost $30,000,000)					30,000,000

U.S. Government Agency Obligations — 9.8%
Fannie Mae	0.45	%(4)	02/24/15	4,865,000	4,875,193
Federal Farm Credit Bank	0.20	%(4)	02/03/15	5,000,000	5,001,204
Federal Farm Credit Bank	0.13	%(4)	02/23/15	5,000,000	4,999,960
Federal Home Loan Bank	0.22	%(4)	01/07/15	5,000,000	5,001,932
Total U.S. Government Agency Obligations (Cost $19,878,289)					19,878,289

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 42.3%
Fidelity Institutional Money Market Portfolio, 0.11% (6)	85,714,685	85,714,685
Total Money Market Registered Investment Companies (Cost $85,714,685)		85,714,685
Total Investments — 100.0% (Cost $202,637,512)(1)		202,637,512
Other Assets less Liabilities — 0.0%		28,430
Total Net Assets — 100.0%		202,665,942

Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	979	10,250
Meeder Balanced Fund	520	5,710
Meeder Dynamic Growth Fund	345	3,457
Meeder Muirfield Fund	1,867	13,125
Meeder Quantex Fund	1,153	40,586
Meeder Utilities & Infrastructure Fund	108	3,289
Total Trustee Deferred Compensation (Cost $52,196)		76,417

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)	The FICA bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(4)	Floating rate security. The rate shown represents the rate in effect at December 31, 2014. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(5)	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999 at a cost of $505,000. Springside Corp. Exchange Partners, LLC was acquired on 2/5/2004 at a cost of $2,000,000. As of December 31, 2014, securities restricted as to resale to institutional investors represented 1.2% of Total Investments. The fair value noted approximates amortized cost.

(6)	7-day yield as of December 31, 2014.

(7)	Assets of affiliates to the Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 47

Statements of Assets & Liabilities
December 31, 2014

	Muirfield Fund®	Dynamic Growth Fund
Assets
Investments, at fair value (1)(2)	$216,576,840	$138,284,158
Repurchase agreements, at fair value (1)	—	—
Investments in affiliates, at fair value and cost (1)	81,863,069	4,114,155
Trustee deferred compensation investments, at fair value	253,202	143,881
Cash held at broker for collateral on futures	1,989,974	—
Receivable for capital stock issued	844,826	235,476
Receivable from investment advisor	—	—
Interest and dividend receivable	229,902	146,451
Receivable from securities lending agent (See Note #4)	4,025	113
Receivable for commissions recaptured	72,297	40,071
Prepaid expenses/other assets	32,906	23,635
Total Assets	301,867,041	142,987,940

Liabilities
Payable for collateral on securities loaned	2,471,902	833,103
Payable for Trustee Deferred Compensation Plan	253,202	143,881
Payable for net variation margin on futures contracts	942,560	65,610
Payable for capital stock redeemed	69,793	125,591
Dividends payable	15,656	109
Dividends payable - Money Market Fund - Retail Class
Dividends payable - Money Market Fund - Institutional Class
Payable to investment advisor	22,947	32,581
Accrued distribution plan (12b-1) and administrative service plan fees	189,582	118,069
Accrued transfer agent, fund accounting, CCO, and administrative fees	6,176	3,420
Accrued trustee fees	4,007	2,158
Other accrued liabilities	29,804	25,884
Total Liabilities	4,005,629	1,350,406

Net Assets	$297,861,412	$141,637,534

Net Assets
Capital	$271,517,215	$130,362,993
Accumulated undistributed (distributions in excess of) net investment income	—	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	8,102,833	1,287,964
Net unrealized appreciation (depreciation) of investments and futures contracts	18,241,364	9,986,577
Total Net Assets	$297,861,412	$141,637,534

Net Assets
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Net Assets

Capital Stock Outstanding (unlimited number of shares authorized, $0.10 par value)	42,372,390	14,137,521
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$7.03	$10.02
Money Market Fund - Retail Class
Money Market Fund - Institutional Class

(1) Investments and affiliated investments at cost	$281,041,179	$132,498,950
(2) Fair value of securities loaned included in investments at fair value (See Note #1 and Note #4)	$2,402,585	$803,640

The accompanying notes are an integral part of these financial statements.

Page 48	2014 Annual Report | December 31, 2014

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex FundTM	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$83,568,695	$141,732,615	$114,060,847	$58,780,827	$44,880,388	$137,620,643	$172,637,512
—	—	—	—	—	—	30,000,000
3,031,754	34,211,013	3,575,894	4,609,306	1,919,031	6,508,078	—
84,374	113,602	98,635	89,401	87,122	37,952	76,417
—	795,990	—	—	—	—	—
124,677	271,670	47,418	76,965	46,867	230,309	—
—	—	—	—	—	—	21,066
74,033	96,229	145,715	64,131	107,887	30,487	37,726
3,258	1,718	532	4,317	282	—	—
26,967	30,761	25,334	—	—	3,626	—
13,508	25,439	20,156	12,201	12,468	24,862	18,660
86,927,266	177,279,037	117,974,531	63,637,148	47,054,045	144,455,957	202,791,381

1,699,135	1,034,856	7,805,936	1,394,775	3	—	—
84,374	113,602	98,635	89,401	87,122	37,952	76,417
48,600	332,065	51,010	74,800	—	—	—
145,401	62,861	26,388	182,483	124,668	1,219,435	—
—	209	17	658	18,150	237
						136
						10,470
5,352	25,337	21,854	3,899	26,449	10,162	—
70,951	144,365	98,275	32,060	26,050	113,669	4,447
2,460	4,070	2,925	2,177	1,818	2,738	9,710
1,367	2,576	1,693	1,043	831	2,307	675
22,467	25,395	23,212	22,112	23,453	23,937	23,584
2,080,107	1,745,336	8,129,945	1,803,408	308,544	1,410,437	125,439

$84,847,159	$175,533,701	$109,844,586	$61,833,740	$46,745,501	$143,045,520	$202,665,942

$77,766,748	$167,681,601	$105,051,021	$49,989,643	$36,809,963	$147,753,128	$202,665,941
—	—	—	—	(461,136)	1	1
799,484	1,024,097	1,814,778	475,089	1,096,520	(1,872,719)	—
6,280,927	6,828,003	2,978,787	11,369,008	9,300,154	(2,834,890)	—
$84,847,159	$175,533,701	$109,844,586	$61,833,740	$46,745,501	$143,045,520	$202,665,942

						$54,926,565
						147,739,377
						$202,665,942

8,102,713	15,983,256	10,582,304	1,756,750	1,535,275	14,861,341
						54,926,565
						147,739,377
						202,665,942

$10.47	$10.98	$10.38	$35.20	$30.45	$9.63
						$1.00
						$1.00

$80,372,812	$169,460,631	$114,723,208	$52,142,415	$37,499,265	$146,963,611	$202,637,512
$1,641,179	$1,006,454	$7,609,452	$1,357,454	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 49

Statements of Operations
For the Year Ended December 31, 2014

	Muirfield Fund®	Dynamic Growth Fund
Investment Income
Interest	$2,925	$2,566
Interest from affiliates	27,241	5,971
Dividends	2,916,406	1,907,332
Total Investment Income	2,946,572	1,915,869

Fund Expenses
Investment advisor	1,507,287	886,537
Transfer agent	246,457	141,846
Transfer agent - Money Market Fund - Retail Class
Transfer agent - Money Market Fund - Institutional Class
Fund accounting	57,538	48,820
Administrative	174,305	104,564
Trustee	15,659	8,933
Audit	13,181	13,181
Legal	5,612	5,612
Custody	26,606	19,520
Printing	12,831	7,105
Distribution plan (12b-1)	410,762	295,512
Distribution plan (12b-1) - Money Market Fund - Retail Class
Distribution plan (12b-1) - Money Market Fund - Institutional Class
Administrative service plan	404,454	224,590
Postage	5,968	4,703
Registration and filing	35,686	29,022
Insurance	9,716	5,531
Chief Compliance Officer	5,555	5,555
Other	16,165	14,654
Total Expenses Before Reductions	2,947,782	1,815,685

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	—	(109,681)
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	—	—
Commissions recaptured and fees received from custodian (See Note #4)	(446,169)	(261,346)
Securities lending credit (See Note #4)	(4,790)	(113)
Transfer agent expenses contractually waived (See Note #4)	—	—

Net Expenses	2,496,823	1,444,545

Net Investment Income (Loss)	449,749	471,324

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	24,878,483	16,382,297
Net realized gains (losses) from futures contracts	1,821,935	860,423
Distributions of long-term realized gains by other investment companies	—	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	26,700,418	17,242,720

Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,212,623)	(3,058,617)

Net Realized and Unrealized Gain (Loss) from Investments	23,487,795	14,184,103

Net Change in Net Assets Resulting from Operations	$23,937,544	$14,655,427

The accompanying notes are an integral part of these financial statements.

Page 50	2014 Annual Report | December 31, 2014

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex FundTM	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$2,576	$2,680	$3,508	$2,590	$44	$4,366	$280,463
3,418	13,044	4,546	3,235	970	7,404	—
962,870	2,982,528	1,762,642	934,393	1,058,283	4,975,253	—
968,864	2,998,252	1,770,696	940,218	1,059,297	4,987,023	280,463

545,512	989,595	748,108	522,017	421,607	425,428	477,664
87,282	158,335	119,697	62,641	50,593	91,153
						49,620
						56,384
43,500	50,195	46,975	39,440	37,432	48,394	50,115
68,188	115,557	89,798	51,513	42,161	101,151	114,917
5,566	10,078	7,229	4,233	3,406	8,600	1,814
13,181	13,181	13,181	13,181	13,181	13,181	13,181
5,612	5,612	5,612	5,612	5,612	5,612	5,720
14,472	21,867	14,966	11,070	6,433	14,936	9,836
4,231	8,188	5,649	3,030	2,807	7,034	8,936
180,865	329,865	204,812	104,401	101,321	284,847
						7,975
						4
145,470	263,892	199,495	62,641	56,009	227,877	—
2,322	3,477	2,315	4,167	6,542	3,149	2,012
26,790	28,393	24,787	23,140	26,554	26,625	29,741
3,893	6,481	5,461	2,564	2,175	5,660	5,843
5,555	5,555	5,555	5,555	5,555	5,555	5,555
12,386	16,120	14,510	11,962	14,151	16,783	25,051
1,164,825	2,026,391	1,508,150	927,167	795,539	1,285,985	864,368

—	(54,965)	(140,509)	—	(1,533)	(100,999)	(671,042)
—	—	—	(130,512)	—	—	—
(192,145)	(214,924)	(137,833)	(38,140)	—	(34,178)	—
(3,572)	(2,056)	(1,032)	(7,481)	(924)	—	—
—	—	—	—	—	(22,790)	(25,580)

969,108	1,754,446	1,228,776	751,034	793,082	1,128,018	167,746

(244)	1,243,806	541,920	189,184	266,215	3,859,005	112,717

11,841,871	11,070,780	13,556,111	4,458,921	5,021,590	(796,921)
546,201	1,043,661	208,225	98,539	—	100,661
—	82,578	645,988	—	—	415,878
12,388,072	12,197,019	14,410,324	4,557,460	5,021,590	(280,382)

(2,942,543)	(2,328,516)	(9,770,618)	(20,515)	(1,660,068)	(2,250,102)

9,445,529	9,868,503	4,639,706	4,536,945	3,361,522	(2,530,484)

$9,445,285	$11,112,309	$5,181,626	$4,726,129	$3,627,737	$1,328,521	$112,717

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 51

Statements of Changes in Net Assets
For the Years Ended December 31,

	Muirfield Fund®		Dynamic Growth Fund
	2014	2013	2014	2013
Operations
Net investment income (loss)	$449,749	$187,405	$471,324	$177,379
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	26,700,418	17,519,403	17,242,720	14,845,431
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,212,623)	18,388,739	(3,058,617)	10,113,052
Net change in net assets resulting from operations	23,937,544	36,095,547	14,655,427	25,135,862

Distributions to Shareholders
From net investment income	(5,879,491)	(187,406)	(3,511,885)	(177,380)
From net realized gain from investment transactions	(20,294,983)	(12,869,167)	(16,292,978)	(10,506,262)
Net change in net assets resulting from distributions	(26,174,474)	(13,056,573)	(19,804,863)	(10,683,642)

Capital Transactions
Issued	154,701,216	46,249,025	48,965,894	27,172,772
Reinvested	25,116,304	13,050,523	19,800,900	10,669,300
Redeemed	(41,542,639)	(34,686,165)	(24,905,524)	(41,345,834)
Net change in net assets resulting from capital transactions	138,274,881	24,613,383	43,861,270	(3,503,762)

Total Change in Net Assets	136,037,951	47,652,357	38,711,834	10,948,458

Net Assets - Beginning of Year	161,823,461	114,171,104	102,925,700	91,977,242

Net Assets - End of Year	$297,861,412	$161,823,461	$141,637,534	$102,925,700

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

Share Transactions
Issued	21,304,503	6,896,759	4,565,469	2,662,777
Reinvested	3,590,370	1,910,291	1,973,154	1,048,793
Redeemed	(5,799,923)	(5,170,272)	(2,345,575)	(4,218,417)
Net change in shares	19,094,950	3,636,778	4,193,048	(506,847)

The accompanying notes are an integral part of these financial statements.

Page 52	2014 Annual Report | December 31, 2014

Aggressive Growth Fund		Balanced Fund		Strategic Growth Fund
2014	2013	2014	2013	2014	2013

$(244)	$(15,583)	$1,243,806	$823,955	$541,920	$311,097
12,388,072	5,974,266	12,197,019	9,945,347	14,410,324	9,136,193
(2,942,543)	8,303,612	(2,328,516)	6,772,174	(9,770,618)	8,884,158
9,445,285	14,262,295	11,112,309	17,541,476	5,181,626	18,331,448

(517,807)	—	(3,484,493)	(823,955)	(1,542,587)	(417,500)
(12,317,940)	(548,517)	(11,307,384)	(7,392,978)	(12,921,526)	(7,621,949)
(12,835,747)	(548,517)	(14,791,877)	(8,216,933)	(14,464,113)	(8,039,449)

26,130,227	25,520,032	81,723,404	39,570,813	31,635,498	23,069,477
12,834,936	548,469	14,790,348	8,215,987	14,463,880	8,039,299
(15,335,710)	(14,113,081)	(22,942,016)	(38,097,606)	(18,741,638)	(29,077,214)
23,629,453	11,955,420	73,571,736	9,689,194	27,357,740	2,031,562

20,238,991	25,669,198	69,892,168	19,013,737	18,075,253	12,323,561

64,608,168	38,938,970	105,641,533	86,627,796	91,769,333	79,445,772

$84,847,159	$64,608,168	$175,533,701	$105,641,533	$109,844,586	$91,769,333

$—	$—	$—	$2	$—	$—

2,298,608	2,695,239	7,126,019	3,609,663	2,710,992	2,063,813
1,243,931	51,307	1,343,900	747,060	1,395,753	716,662
(1,360,339)	(1,440,213)	(2,006,171)	(3,447,305)	(1,601,446)	(2,591,032)
2,182,200	1,306,333	6,463,748	909,418	2,505,299	189,443

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 53

Statements of Changes in Net Assets
For the Years Ended December 31,

	Quantex FundTM
	2014	2013
Operations
Net investment income (loss)	$189,184	$94,807
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	4,557,460	2,286,066
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(20,515)	9,310,650
Net change in net assets resulting from operations	4,726,129	11,691,523

Distributions to Shareholders
From net investment income	(623,095)	(101,837)
From net realized gain from investment transactions	(4,310,572)	(1,068,448)
Net change in net assets resulting from distributions	(4,933,667)	(1,170,285)

Distributions to Shareholders - Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	21,424,612	18,025,679
Reinvested	4,922,968	1,168,437
Redeemed	(8,782,104)	(8,545,053)
Net change in net assets resulting from capital transactions	17,565,476	10,649,063

Total Change in Net Assets	17,357,938	21,170,301

Net Assets - Beginning of Year	44,475,802	23,305,501

Net Assets - End of Year	$61,833,740	$44,475,802

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	587,005	592,171
Reinvested	142,308	34,253
Redeemed	(241,814)	(272,430)
Net change in shares	487,499	353,994

The accompanying notes are an integral part of these financial statements.

Page 54	2014 Annual Report | December 31, 2014

Utilities and Infrastructure Fund		Total Return Bond Fund		Money Market Fund
2014	2013	2014	2013	2014	2013

$266,215	$214,636	$3,859,005	$3,309,311	$112,717	$118,086
5,021,590	1,697,926	(280,382)	(767,526)	—	—
(1,660,068)	6,719,645	(2,250,102)	(2,548,860)	—	—
3,627,737	8,632,207	1,328,521	(7,075)	112,717	118,086

(1,184,559)	(214,640)	(3,859,006)	(3,309,309)
(3,457,377)	—	—	—
(4,641,936)	(214,640)	(3,859,006)	(3,309,309)

				(35,192)	(50,875)
				(77,524)	(67,211)
				(112,716)	(118,086)

17,093,759	8,258,219	70,794,768	45,778,615	575,762,988	435,368,654
4,530,578	209,958	3,858,320	3,308,450	40,062	59,786
(11,852,646)	(9,349,262)	(19,157,160)	(31,691,541)	(477,909,279)	(489,155,684)
9,771,691	(881,085)	55,495,928	17,395,524	97,893,771	(53,727,244)

8,757,492	7,536,482	52,965,443	14,079,140	97,893,772	(53,727,244)

37,988,009	30,451,527	90,080,077	76,000,937	104,772,170	158,499,414

$46,745,501	$37,988,009	$143,045,520	$90,080,077	$202,665,942	$104,772,170

$(461,136)	$(236,623)	$1	$2	$1	$—

517,223	292,474	7,194,856	4,600,576	575,762,988	435,368,654
149,254	7,317	393,552	335,050	40,062	59,786
(357,474)	(333,224)	(1,948,521)	(3,203,649)	(477,909,279)	(489,155,684)
309,003	(33,433)	5,639,887	1,731,977	97,893,771	(53,727,244)

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 55

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Muirfield Fund® (1)(2)
2014	$6.95	0.01	0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
2013	$5.81	0.01	1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
2011	$5.60	(0.01)	(0.41)	(0.42)	(0.01)	0.00	0.00	(0.01)
2010	$4.99	0.02	0.61	0.63	(0.02)	0.00	0.00	(0.02)
Dynamic Growth Fund (1)(2)
2014	$10.35	0.04	1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
2013	$8.80	0.02	2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
2011	$8.14	(0.01)	(0.45)	(0.46)	0.00	0.00	0.00	0.00
2010	$7.06	0.02	1.08	1.10	(0.02)	0.00	0.00	(0.02)
Aggressive Growth Fund (1)(2)
2014	$10.91	(0.00)*	1.43	1.43	(0.08)	(1.79)	0.00	(1.87)
2013	$8.44	(0.00)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
2011	$7.97	(0.07)	(0.50)	(0.57)	0.00	0.00	0.00	0.00
2010	$6.89	(0.01)	1.09	1.08	0.00	0.00	0.00	0.00
Balanced Fund (1)(2)
2014	$11.10	0.10	0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
2011	$9.72	0.13	(0.57)	(0.44)	(0.10)	0.00	0.00	(0.10)
2010	$8.98	0.14	0.74	0.88	(0.14)	0.00	0.00	(0.14)
Strategic Growth Fund (1)(2)
2014	$11.36	0.06	0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
2013	$10.07	0.04	2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
2012	$8.90	0.00	1.17	1.17	0.00	0.00	0.00	0.00
2011	$9.71	(0.04)	(0.77)	(0.81)	0.00	0.00	0.00	0.00
2010	$8.12	0.04	1.58	1.62	(0.03)	0.00	0.00	(0.03)

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Net investment income per share is based on average shares outstanding during the period.

*	Actual amounts were less than one-half of a cent per share.

The accompanying notes are an integral part of these financial statements.

Page 56	2014 Annual Report | December 31, 2014

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$7.03	12.12%	$297,861	1.22%	0.22%	1.44%	1.44%	238%
$6.95	30.46%	$161,823	1.22%	0.14%	1.42%	1.54%	260%
$5.81	12.38%	$114,171	1.39%	(0.12%)	1.42%	1.58%	154%
$5.17	(7.55%)	$119,787	1.39%	(0.11%)	1.46%	1.58%	189%
$5.60	12.65%	$122,266	1.39%	0.40%	1.47%	1.60%	128%

$10.02	12.80%	$141,638	1.22%	0.40%	1.45%	1.54%	230%
$10.35	31.61%	$102,926	1.22%	0.20%	1.39%	1.58%	276%
$8.80	14.58%	$91,977	1.39%	(0.04%)	1.42%	1.57%	154%
$7.68	(5.65%)	$90,902	1.39%	(0.08%)	1.46%	1.57%	176%
$8.14	15.54%	$95,239	1.39%	0.23%	1.47%	1.59%	119%

$10.47	13.49%	$84,847	1.33%	0.00%	1.59%	1.60%	239%
$10.91	30.40%	$64,608	1.35%	(0.03%)	1.57%	1.65%	272%
$8.44	14.05%	$38,939	1.59%	(0.44%)	1.62%	1.74%	167%
$7.40	(7.15%)	$32,167	1.59%	(0.73%)	1.65%	1.70%	224%
$7.97	15.67%	$33,908	1.59%	(0.07%)	1.66%	1.77%	124%

$10.98	8.61%	$175,534	1.33%	0.94%	1.49%	1.54%	180%
$11.10	19.79%	$105,642	1.33%	0.85%	1.47%	1.57%	217%
$10.06	10.42%	$86,628	1.49%	0.76%	1.51%	1.58%	168%
$9.18	(4.49%)	$85,797	1.44%	1.29%	1.51%	1.60%	164%
$9.72	9.76%	$57,779	1.52%	1.51%	1.57%	1.66%	161%

$10.38	5.87%	$109,845	1.23%	0.54%	1.37%	1.51%	143%
$11.36	23.82%	$91,769	1.23%	0.36%	1.40%	1.58%	231%
$10.07	13.15%	$79,446	1.39%	(0.05%)	1.42%	1.58%	86%
$8.90	(8.34%)	$84,672	1.39%	(0.37%)	1.48%	1.58%	166%
$9.71	19.96%	$62,431	1.49%	0.48%	1.59%	1.70%	115%

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 57

Financial Highlights
For a Share Outstanding Through Each Fiscal Period Ended December 31,

		Income from Investment Operations					Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities, futures, and options (both realized and unrealized)		Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Quantex FundTM
2014	$35.04	0.13		3.11		3.24	(0.40)	(2.68)	0.00	(3.08)
2013	$25.46	0.09		10.45		10.54	(0.08)	(0.88)	0.00	(0.96)
2012	$21.84	0.07		3.63		3.70	(0.08)	0.00	0.00	(0.08)
2011	$22.77	0.00	**	(0.92)		(0.92)	(0.01)	0.00	0.00	(0.01)
2010	$18.48	(0.06)		4.35		4.29	0.00	0.00	0.00	0.00
Utilities and Infrastructure Fund
2014	$30.98	0.19		2.64		2.83	(0.83)	(2.53)	0.00	(3.36)
2013	$24.17	0.17		6.81		6.98	(0.17)	0.00	0.00	(0.17)
2012	$24.06	0.15		0.21		0.36	(0.15)	(0.10)	0.00	(0.25)
2011	$23.51	0.22		0.70		0.92	(0.37)	0.00	0.00	(0.37)
2010	$20.73	0.15		2.76		2.91	(0.13)	0.00	0.00	(0.13)
Total Return Bond Fund (1)(2)(3)(4)
2014	$9.77	0.33		(0.15)		0.18	(0.32)	0.00	0.00	(0.32)
2013	$10.15	0.38		(0.38)		(0.00)	(0.38)	0.00	0.00	(0.38)
2012	$9.73	0.44		0.41		0.85	(0.43)	0.00	0.00	(0.43)
2011*	$10.00	0.25		(0.31)		(0.06)	(0.21)	0.00	0.00	(0.21)
Money Market Fund - Retail Class
2014	$1.00	0.001	**	N/	A	0.001 **	(0.001)**	0.000	0.000	(0.001)**
2013	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2011	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.002		N/	A	0.002	(0.002)	0.000	0.000	(0.002)
Money Market Fund - Institutional Class
2014	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001		N/	A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.002		N/	A	0.002	(0.002)	0.000	0.000	(0.002)
2011	$1.00	0.002		N/	A	0.002	(0.002)	0.000	0.000	(0.002)
2010	$1.00	0.003		N/	A	0.003	(0.003)	0.000	0.000	(0.003)

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

4	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding commissions recaptured, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Except for Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced operations June 30, 2011.

**	Actual amounts were less than one-half of a cent per share.

The accompanying notes are an integral part of these financial statements.

Page 58	2014 Annual Report | December 31, 2014

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$35.20	9.48%	$61,834	1.44%	0.36%	1.51%	1.78%	29%
$35.04	41.54%	$44,476	1.52%	0.27%	1.58%	1.94%	25%
$25.46	16.93%	$23,306	1.60%	0.29%	1.61%	2.06%	31%
$21.84	(4.05%)	$17,434	1.62%	0.01%	1.62%	2.06%	57%
$22.77	23.21%	$17,024	1.65%	(0.26%)	1.65%	2.17%	55%

$30.45	9.42%	$46,746	1.88%	0.63%	1.88%	1.89%	34%
$30.98	28.96%	$37,988	1.87%	0.62%	1.87%	1.99%	19%
$24.17	1.52%	$30,452	1.89%	0.63%	1.89%	2.02%	29%
$24.06	3.93%	$32,609	1.90%	0.87%	1.90%	2.02%	43%
$23.51	14.10%	$24,144	1.92%	0.70%	1.92%	2.11%	53%

$9.63	1.78%	$143,046	0.99%	3.39%	1.02%	1.13%	82%
$9.77	0.01%	$90,080	0.99%	3.87%	1.01%	1.19%	79%
$10.15	8.93%	$76,001	0.99%	4.45%	1.00%	1.23%	157%
$9.73	(0.57%)	$56,998	0.99%	4.97%	1.06%	1.36%	125%

$1.00	0.06%	$54,927	0.16%	0.06%	0.16%	0.67%	N/	A
$1.00	0.08%	$61,288	0.22%	0.08%	0.22%	0.90%	N/	A
$1.00	0.10%	$73,546	0.30%	0.10%	0.30%	0.82%	N/	A
$1.00	0.11%	$78,903	0.30%	0.11%	0.30%	0.90%	N/	A
$1.00	0.20%	$96,087	0.38%	0.20%	0.38%	0.86%	N/	A

$1.00	0.11%	$147,739	0.10%	0.11%	0.10%	0.65%	N/	A
$1.00	0.14%	$43,485	0.15%	0.14%	0.15%	0.71%	N/	A
$1.00	0.16%	$84,953	0.23%	0.17%	0.23%	0.63%	N/	A
$1.00	0.20%	$23,231	0.21%	0.20%	0.21%	0.71%	N/	A
$1.00	0.28%	$33,584	0.29%	0.29%	0.29%	0.68%	N/	A

The accompanying notes are an integral part of these financial statements.

2014 Annual Report | December 31, 2014	Page 59

Notes to Financial Statements
 December 31, 2014

1.	Organization and Significant Accounting Policies

Meeder Funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (“Balanced”), Strategic Growth Fund (“Strategic”), Quantex Fund™ (“Quantex”), Utilities and Infrastructure Fund (“Utilities”), Total Return Bond Fund (“Bond”), and Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Balanced is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of Bond is total returns, including current income and capital growth. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and

Page 60	2014 Annual Report | December 31, 2014

may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and Money Market, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Bond and the fixed income portion of Balanced can utilize Treasury futures contracts in order to adjust duration. Although Utilities is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2014, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2014.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2014 was as follows:

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield Fund®	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$942,560	$842,634
Dynamic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	65,610	87,214
Aggressive Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	48,600	53,290
Balanced Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	332,065	345,006

2014 Annual Report | December 31, 2014	Page 61

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Strategic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	51,010	65,254
Quantex FundTM	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	74,800	121,290

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2013	Contracts Opened During the Period	Contracts Closed/ Expired During the Period	Contracts as of December 31, 2014	Statement of Operations Location	For the Year Ended December 31, 2014
Muirfield Fund®	Equity contracts	15	2,005	1,216	804	Net realized gains from futures contracts	$1,821,935
Dynamic Growth Fund	Equity contracts	9	386	341	54	Net realized gains from futures contracts	860,423
Aggressive Growth Fund	Equity contracts	6	227	193	40	Net realized gains from futures contracts	546,201
Balanced Fund	Equity contracts	9	791	515	285	Net realized gains from futures contracts	1,043,661
Strategic Growth Fund	Equity contracts	47	377	380	44	Net realized gains from futures contracts	208,225
Quantex FundTM	Equity contracts	26	213	199	40	Net realized gains from futures contracts	98,539
Total Return Bond Fund	US Treasury Bond/Note contracts	—	60	60	—	Net realized gains from futures contracts	100,661

Page 62	2014 Annual Report | December 31, 2014

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Year Ended December 31, 2014
Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$763,146
Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	24,081
Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	9,660
Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	331,973
Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	28,606
Quantex FundTM	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	13,860

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2011.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities and Bond declare and pay dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

2014 Annual Report | December 31, 2014	Page 63

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2014, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield Fund®	$—	$5,429,742	$(5,429,742)
Dynamic Growth Fund	—	3,040,561	(3,040,561)
Aggressive Growth Fund	—	518,051	(518,051)
Balanced Fund	—	2,240,685	(2,240,685)
Strategic Growth Fund	—	1,000,667	(1,000,667)
Quantex FundTM	—	433,911	(433,911)
Utilities & Infrastructure Fund	(145,520)	693,831	(548,311)

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an unlimited number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the year ended December 31, 2014 and the year ended December 31, 2013 were as follows:

	2014		2013
	Amount	Shares	Amount	Shares
Retail Class
Issued	$103,062,606	103,062,606	$97,899,233	97,899,233
Reinvested	33,592	33,592	48,913	48,913
Redeemed	(109,457,288)	(109,457,288)	(110,206,483)	(110,206,483)
Net increase (decrease)	$(6,361,090)	(6,361,090)	$(12,258,337)	(12,258,337)

Institutional Class
Issued	$472,700,382	472,700,382	$337,469,421	337,469,421
Reinvested	6,470	6,470	10,873	10,873
Redeemed	(368,451,991)	(368,451,991)	(378,949,201)	(378,949,201)
Net increase (decrease)	$104,254,861	104,254,861	$(41,468,907)	(41,468,907)

Page 64	2014 Annual Report | December 31, 2014

Offsetting Assets & Liabilities. The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for futures contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts. During the year ended December 31, 2014, the Funds were not subject to any master netting arrangements. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2014.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield Fund®	$2,402,585	$—	$2,402,585	$—	$(2,402,585)	$—
Dynamic Growth Fund	803,640	—	803,640	—	(803,640)	—
Aggressive Growth Fund	1,641,179	—	1,641,179	—	(1,641,179)	—
Balanced Fund	1,006,454	—	1,006,454	—	(1,006,454)	—
Strategic Growth Fund	7,609,452	—	7,609,452	—	(7,609,452)	—
Quantex FundTM	1,357,454	—	1,357,454	—	(1,357,454)	—

Repurchase Agreements
Money Market Fund	$30,000,000	$—	$30,000,000	$—	$—	$30,000,000

Liabilities:
Futures Contracts
Muirfield Fund®	$942,560	$—	$942,560	$942,560	$—	$—
Dynamic Growth Fund	65,610	—	65,610	65,610	—	—
Aggressive Growth Fund	48,600	—	48,600	48,600	—	—
Balanced Fund	332,065	—	332,065	332,065	—	—
Strategic Growth Fund	51,010	—	51,010	51,010	—	—
Quantex FundTM	74,800	—	74,800	74,800	—	—

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2.	Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

2014 Annual Report | December 31, 2014	Page 65

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Page 66	2014 Annual Report | December 31, 2014

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2014, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2014.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$211,107,181	$—	$—	$211,107,181
Money market registered investment companies	84,334,971	—	—	84,334,971
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	1,999,940	—	1,999,940
Total	$295,442,152	$2,997,757	$—	$298,439,909
Trustee deferred compensation	$253,202	$—	$—	$253,202
Futures contracts**	$842,634	$—	$—	$842,634

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$135,753,259	$—	$—	$135,753,259
Money market registered investment companies	4,947,258	—	—	4,947,258
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	699,979	—	699,979
Total	$140,700,517	$1,697,796	$—	$142,398,313
Trustee deferred compensation	$143,881	$—	$—	$143,881
Futures contracts**	$87,214	$—	$—	$87,214

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$80,571,752	$—	$—	$80,571,752
Money market registered investment companies	4,730,889	—	—	4,730,889
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	299,991	—	299,991
Total	$85,302,641	$1,297,808	$—	$86,600,449
Trustee deferred compensation	$84,374	$—	$—	$84,374
Futures contracts**	$53,290	$—	$—	$53,290

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$91,240,901	$—	$—	$91,240,901
Registered investment companies	47,659,065	—	—	47,659,065
Money market registered investment companies	35,245,869	—	—	35,245,869
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	799,976	—	799,976
Total	$174,145,835	$1,797,793	$—	$175,943,628
Trustee deferred compensation	$113,602	$—	$—	$113,602
Futures contracts**	$345,006	$—	$—	$345,006

2014 Annual Report | December 31, 2014	Page 67

Strategic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$72,080,918	$—	$—	$72,080,918
Registered investment companies	32,776,188	—	—	32,776,188
Money market registered investment companies	11,381,830	—	—	11,381,830
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	399,988	—	399,988
Total	$116,238,936	$1,397,805	$—	$117,636,741
Trustee deferred compensation	$98,635	$—	$—	$98,635
Futures contracts**	$65,254	$—	$—	$65,254

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$56,088,244	$—	$—	$56,088,244
Money market registered investment companies	6,004,081	—	—	6,004,081
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	299,991	—	299,991
Total	$62,092,325	$1,297,808	$—	$63,390,133
Trustee deferred compensation	$89,401	$—	$—	$89,401
Futures contracts**	$121,290	$—	$—	$121,290

Utilities – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$44,880,385	$—	$—	$44,880,385
Money market registered investment companies	1,919,034	—	—	1,919,034
Total	$46,799,419	$—	$—	$46,799,419
Trustee deferred compensation	$87,122	$—	$—	$87,122

Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$136,376,593	$—	$—	$136,376,593
Money market registered investment companies	6,508,078	—	—	6,508,078
Bank Obligations	—	997,817	—	997,817
U.S. government obligations	—	246,233	—	246,233
Total	$142,884,671	1,244,050	$—	$144,128,721
Trustee deferred compensation	$37,952	$—	$—	$37,952

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$18,519,610	$—	$18,519,610
Certificates of deposit	—	24,643,000	—	24,643,000
Corporate obligations	—	23,881,928	—	23,881,928
Repurchase agreements	—	30,000,000	—	30,000,000
U.S. government agency obligations	—	19,878,289	—	19,878,289
Money Market registered investment companies	85,714,685	—	—	85,714,685
Total	$85,714,685	$116,922,827	$—	$202,637,512
Trustee deferred compensation	$76,417	$—	$—	$76,417

*	See schedule of investments for industry classifications.

**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2014.

Page 68	2014 Annual Report | December 31, 2014

3.	Investment Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments, were as follows:

	Purchases	Sales
Muirfield Fund®	$460,798,312	$425,103,187
Dynamic Growth Fund	282,876,143	258,989,749
Aggressive Growth Fund	175,176,316	165,452,904
Balanced Fund	244,594,083	214,318,456
Strategic Growth Fund	152,434,477	135,570,057
Quantex FundTM	25,089,377	14,017,916
Utilities & Infrastructure Fund	18,616,431	14,009,366
Total Return Bond Fund	141,653,315	87,612,500

For the year ended December 31, 2014, the cost of purchases of long-term U.S. Government investments for Total Return Bond Fund was $2,319. There were no sales or maturities of long-term U.S. Government investments for any of the Funds.

4.	Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Utilities**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Strategic	N/A	N/A	N/A	0.75%	N/A	0.60%
Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Money Market***	N/A	N/A	0.40%	N/A	0.25%	N/A

*	MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the year ended December 31, 2014, $130,512 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**	Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund upon not less than 30 days written notice. As subadvisor to Utilities, Miller/Howard receives a fee paid by MAM.

***	During the year ended December 31, 2014, MAM voluntarily agreed to reduce $71,082 of investment advisory fees in Money Market.

2014 Annual Report | December 31, 2014	Page 69

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield	$4,000	$15	0.12%
Quantex	4,000	15	0.12%
Utilities	4,000	15	0.12%
Dynamic	4,000	15	0.12%
Aggressive	4,000	15	0.12%
Balanced	4,000	15	0.12%
Strategic	4,000	15	0.12%
Bond	4,000	15	0.08%
Retail Class	4,000	20	0.08%
Institutional Class	4,000	20	0.08%

For fixed income Funds (Bond and Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be contractually reduced by 0.02%. During the year ended December 31, 2014, MFSCo waived $22,790 and $25,580 of transfer agent fees for Bond and the Institutional Class, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Utilities	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Strategic	0.10%	0.08%
Bond	0.10%	0.08%
Money Market	0.10%	0.08%

Page 70	2014 Annual Report | December 31, 2014

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Utilities	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Strategic	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2014, MAM agreed to voluntarily waive and/or reimburse investment advisory fees. The amount waived and/or reimbursed and the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Ratio of Net Expenses to Average Net Assets
Muirfield	$—	1.22%
Quantex*	—	1.44%
Utilities	1,533	1.88%
Dynamic	109,681	1.22%
Aggressive	—	1.33%
Balanced	54,965	1.33%
Strategic	140,509	1.23%
Bond	100,999	0.99%
Retail Class	276,989	0.16%
Institutional Class	322,971	0.10%

*	$130,512 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 69.

Expenses were contractually reimbursed by MAM in 2012 for Muirfield, Dynamic, Balanced, Strategic, and Bond in the amounts of $40,054, $29,382, $32,787, $28,319, and $52,431, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2015, contingent upon the Fund operating below the contractual expense limitation in place at the time in which the amount was waived. Expenses were contractually reimbursed by MAM in 2013 for Muirfield, Dynamic, Aggressive, Balanced, Strategic, and Bond in the amounts of $49,794, $40,570, $1,137, $28,346, $42,790, and $42,868, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2016, contingent upon the Fund operating below the contractual expense limitation in place at the time in which the amount was waived.

2014 Annual Report | December 31, 2014	Page 71

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. The Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. For the year ended December 31, 2014, gross expenses were reduced by the following amounts:

Amount Received to Reduce Gross Expenses
Balanced	$4,417
Bond	7,564

Certain Funds have entered into securities lending arrangements with HNB. Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2014, the Funds (excluding Utilities, Bond and Money Market) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Certain Funds have entered into a directed brokerage agreement with ConvergEx Group, an independent broker/dealer, whereby Fund expenses are reduced. The Funds use these amounts received to reduce the gross expenses of each Fund. The Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not recapture any fees from portfolio transactions. For the year ended December 31, 2014, commissions recaptured through directed brokerage arrangements were as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$446,169
Dynamic	261,346
Aggressive	192,145
Balanced	210,507
Strategic	137,833
Quantex	38,140
Bond	26,614

Page 72	2014 Annual Report | December 31, 2014

The Funds have adopted a written plan pursuant to Rule 12b-1 of the Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including MAM and its affiliates. In addition, the Funds (other than Money Market) have adopted an administrative services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted 12b-1 plan and administrative services plan maximum limitations, along with 12b-1 plan expense payments made to MAM and its affiliates for the year ended December 31, 2014, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual Administrative Services Plan Expense as a Percentage of Average Daily Net Assets	12b-1 Plan Expense Payments Made to MAM and Its Affiliates
Muirfield	0.20%	0.20%	$150,677
Quantex	0.20%	0.20%	36,004
Utilities	0.25%	0.20%	23,715
Dynamic	0.25%	0.20%	61,962
Aggressive	0.25%	0.20%	50,216
Balanced	0.25%	0.20%	50,282
Strategic	0.25%	0.20%	22,872
Bond	0.25%	0.20%	58,897
Retail Class	0.20%	N/A	N/A
Institutional Class	0.03%	N/A	N/A

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

2014 Annual Report | December 31, 2014	Page 73

During the year ended December 31, 2014, several of the Funds invested in the Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of December 31, 2014, the 7-day yield of the Institutional Class was 0.14%. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Institutional Class on a net basis. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/13 Fair Value	Purchases	Sales	12/31/14 Cost	Income	12/31/14 Fair Value
Muirfield Fund®	$6,371,521	$194,855,025	$(119,363,477)	$81,863,069	$27,241	$81,863,069
Dynamic Growth Fund	3,939,573	56,786,829	(56,612,247)	4,114,155	5,971	4,114,155
Aggressive Growth Fund	2,252,733	34,285,072	(33,506,051)	3,031,754	3,418	3,031,754
Balanced Fund	4,825,673	101,486,074	(72,100,734)	34,211,013	13,044	34,211,013
Strategic Growth Fund	7,012,251	40,045,972	(43,482,329)	3,575,894	4,546	3,575,894
Quantex FundTM	3,502,332	16,398,607	(15,291,633)	4,609,306	3,235	4,609,306
Utilities & Infrastructure Fund	766,924	14,265,402	(13,113,295)	1,919,031	970	1,919,031
Total Return Bond Fund	4,283,602	85,524,627	(83,300,151)	6,508,078	7,404	6,508,078

5.	Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$434,212	$18,050,608	$7,674,117	$—	$26,158,937
Dynamic Growth Fund	471,226	11,967,242	7,366,297	—	19,804,765
Aggressive Growth Fund	—	7,408,648	5,427,099	—	12,835,747
Balanced Fund	1,243,731	8,971,878	4,576,191	—	14,791,800
Strategic Growth Fund	541,908	7,088,245	6,833,948	—	14,464,101
Quantex FundTM	188,716	964,549	3,779,934	—	4,933,199
Utilities & Infrastructure Fund	948,157	218,193	3,458,342	—	4,624,692
Total Return Bond Fund	3,858,882	—	—	—	3,858,882
Money Market Fund	105,566	—	—	—	105,566

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$187,286	$8,348,387	$4,520,781	$—	$13,056,454
Dynamic Growth Fund	177,368	7,337,091	3,169,172	—	10,683,631
Aggressive Growth Fund	—	—	548,517	—	548,517
Balanced Fund	823,964	4,667,755	2,725,223	—	8,216,942
Strategic Growth Fund	311,092	3,457,716	4,270,636	—	8,039,444
Quantex FundTM	94,759	112,273	963,205	—	1,170,237
Utilities & Infrastructure Fund	214,711	—	—	—	214,711
Total Return Bond Fund	3,309,309	—	—	—	3,309,309
Money Market Fund	124,107	—	—	—	124,107

Page 74	2014 Annual Report | December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)**	Total Accumulated Earnings/(Deficit)
Muirfield Fund®	$3,939,172	$5,238,660	$17,166,365	$26,344,197
Dynamic Growth Fund	941,178	486,838	9,846,525	11,274,541
Aggressive Growth Fund	596,373	282,470	6,201,568	7,080,411
Balanced Fund	751,209	721,296	6,379,595	7,852,100
Strategic Growth Fund	—	2,741,389	2,052,176	4,793,565
Quantex FundTM	269,412	389,110	11,185,575	11,844,097
Utilities & Infrastructure Fund	—	804,279	9,131,259	9,935,538
Total Return Bond Fund	1	(1,497,425)	(3,210,183)	(4,707,607)
Money Market Fund	1	—	—	1

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

**	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post-October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

The Strategic Growth Fund and Total Return Bond Fund elected to defer post-October losses in the amounts of $771,255 and $355,071, respectively.

For federal income tax purposes, the following Fund has capital loss carryforwards as of December 31, 2014, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Capital Loss Carryforwards	Amount	Tax Character
Total Return Bond Fund	$1,495,858	Short-term
Total Return Bond Fund	1,567	Long-term

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Dynamic Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	41%
Aggressive Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	46%
Balanced Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	42%
Balanced Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	30%
Strategic Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	78%
Total Return Bond Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	48%
Total Return Bond Fund	National Financial Services Corp. and certain affiliates held for the benefit of others	26%
Money Market Fund – Institutional Class	Carey & Co. held for the benefit of others	97%

2014 Annual Report | December 31, 2014	Page 75

7.	Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

8.	Board Review of Investment Advisory and Subadvisory Agreements (unaudited)

At a meeting held September 16, 2014, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreements for each of the separate funds comprising the Meeder Funds (the “Funds”) and the investment sub-advisory agreement relating to the Utilities and Infrastructure Fund (individually, an “Agreement” and collectively, the “Agreements”).

The Board reviewed materials sent to each Trustee in advance of the meeting for consideration in determining whether to approve the renewal of each Fund’s Agreements. Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s supplemental written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates, or by or on behalf of the Utilities and Infrastructure Fund’s Subadviser, Miller/Howard Investments, Inc. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper Financial Services (“Lipper”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Lipper report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individal Fund, utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the independent Trustees noted that they had received assistance and advice from and met separately with the Funds’ legal counsel and chief compliance officer prior to this meeting. In their deliberations, the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, considered each Fund’s Agreement, a copy of which was made available at the meeting, and determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. Similar considerations were applied to the Subadviser to the Utilities and Infrastructure Fund.

Page 76	2014 Annual Report | December 31, 2014

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the Agreement renewals. The Lipper report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2014 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives.

Fund	Performance Benchmark
Muirfield Fund®	Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bill; S&P 500 Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]
Quantex FundTM	Blended Benchmark of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index; Russell 2000 Index; S&P 400 Mid-Cap Index; Lipper’s Average Mid-Cap Value Fund Universe; Lipper Index[1]
Dynamic Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]
Utilities and Infrastructure Fund	Russell 3000 Utilities Index; Lipper’s Average Utility Fund Universe; Lipper Index[1]
Aggressive Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Value Fund Universe; Lipper Index[1]
Balanced Fund
S&P 500 Index; Blended Benchmark consisting of 30% Barclays Intermediate Government/Credit Index, 42% S&P 500 Index, and 28% Average 90-day U.S. T-Bill; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]

Strategic Growth Fund
S&P 500 Index; Blended Benchmark of 25% S&P 500 Index, 20% S&P 400 Index, 10% Russell 2000 Index, 15% MSCI EAFE Index, 15% iShares MSCI Emerging Markets Index, 7.5% Dow Jones U.S. Select Real Estate Investment Trust, 7.5% Goldman Sachs Commodity Index; Lipper’s Average Multi-Cap Value Fund Universe; Lipper Index[1]

Total Return Bond Fund	Barclays Aggregate Bond Index; Lipper’s Average General Bond Fund Universe; Lipper Index[1]
Money Market Fund
Retail Class	Lipper Average General Purpose Money Market Fund
Institutional Class	Lipper Average General Purpose Money Market Fund

[1]	Given an adequate quantity of funds, the Lipper Index for a given investment classification or objective consists of the largest ten or thirty funds in that classification or objective. Each index is calculated daily with adjustments for dividends and capital gains.

Comparative Expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds. The Board also considered an analysis comparing the Funds’ management fees with the fees charged by the Manager to private clients, but noted the significant differences in services provided to the Funds and the private clients.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business, as well as the profitability resulting from the operation of each Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided.

2014 Annual Report | December 31, 2014	Page 77

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Further, the Board noted that investments in the Fund business made by Meeder, and the resulting improvements in Fund operations and shareholder services, was an additional way in which any potential economies of scale were shared with each Fund and its shareholders. The Board reviewed, and expressed continued satisfaction with, each Fund’s fee structure under its Agreement, as well as the Utilities and Infrastructure Fund’s fee structure under the investment sub-advisory agreement with Miller/Howard Investments, Inc.

Page 78	2014 Annual Report | December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
 Meeder Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Meeder Funds comprising Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund, Strategic Growth Fund, Quantex Fund, Utilities and Infrastructure Fund, Total Return Bond Fund, and Money Market Fund (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund, Strategic Growth Fund, Quantex Fund, Utilities and Infrastructure Fund, and Money Market Fund, and the related statements of operation for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four periods in the period then ended for Total Return Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Meeder Funds, as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 February 24, 2015

2014 Annual Report | December 31, 2014	Page 79

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee
General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 – present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).
Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer
Chief Compliance Officer, Legal Counsel and Anti-Money Laundering Officer of the Funds (2011 – present); Independent Legal Consultant (2007 – 2010); Assistant General Counsel of Nationwide (2006 – 2007).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).
Ruth Kirkpatrick Year of Birth: 1951	2009	Secretary, pro tempore	Senior Legal Specialist of Meeder Asset Management, Inc.

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 80	2014 Annual Report | December 31, 2014

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2014, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2014 Annual Report | December 31, 2014	Page 81

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Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/Utilities and Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Distributor

Adviser Dealer Services, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

# Meeder Funds®

6125 Memorial Drive Dublin, Ohio 43017

# Annual Report

December 31, 2014

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through Meeder Funds® are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

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FSC®

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors.  The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial  expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee  financial expert.”

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$74,250	$72,000
Audit-Related Fees	300	600
Tax Fees	22,500	22,500
All Other Fees	2,900	1,800

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1)  A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2)  100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $33,850 and $43,100 respectively.

(h)  Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)  Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)).  Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.  Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2015

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 6, 2015